UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PICO HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Jason L. Kent, Esq. Cooley LLP 4401 Eastgate Mall San Diego, California 92121-1909 (858) 550-6044	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MARCH 18, 2016

PICO HOLDINGS, INC.

7979 Ivanhoe Avenue, Suite 300

La Jolla, California 92037

Dear Shareholder:

A shareholder of PICO Holdings, Inc., a California corporation (the “Company” or “PICO”), Leder Holdings, LLC, a Delaware limited liability company, and other affiliated entities controlled by Sean M. Leder (collectively, “Leder”), has delivered consents to PICO that Leder contends represents the percentage of holders of PICO’s issued and outstanding shares sufficient to require us to call a special meeting of shareholders (the “Special Meeting”) and, accordingly, has requested that the Special Meeting be held at [•], local time, on May 10, 2016, at [•]. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. This Proxy Statement and accompanying WHITE proxy card are first being mailed to shareholders on or about [•], 2016.

Leder has filed a proxy statement with the U.S. Securities and Exchange Commission seeking your vote on proposals to (1) amend the Company’s Bylaws to allow shareholders to elect directors at a special meeting without Board authorization; (2) if Proposal 1 prevails, to remove Carlos C. Campbell, John R. Hart, Michael J. Machado and Kenneth J. Slepicka from your Board despite such directors having been duly elected by our shareholders at our last annual meeting of shareholders on July 9, 2015, and (3) if Proposal 1 prevails and some or all of the directors proposed to be removed are removed pursuant to Proposal 2, to elect directors to fill the vacancies on the Board created by the removal of directors under Proposal 2 (referred to herein and in the accompanying Proxy Statement as the “Leder nominees”). These proposals are referred to herein and in the accompanying Proxy Statement as the “Leder Proposals.”

We strongly urge you to reject Leder’s efforts to replace the current, duly elected members of your Board, all of whom have substantial relevant experience. We believe strongly that Leder’s nominees lack relevant experience and, though anyone ultimately elected as a member to your Board has a fiduciary duty to PICO’s shareholders, in our view, Leder’s nominees were selected by Leder solely to further Leder’s own interests. We also believe that your current directors are significantly more qualified and able than Leder’s nominees to manage PICO’s affairs and to implement PICO’s current strategy of returning capital back to shareholders, and, in doing so, act in the best interests of PICO shareholders.

Accordingly, your Board unanimously recommends that you vote AGAINST Leder’s Proposals on the enclosed WHITE proxy card TODAY.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will submit your WHITE proxy card as soon as possible. You may submit a proxy over the internet, by telephone or by signing, dating and returning the enclosed WHITE proxy card in the envelope provided. Information about each of these proxy submission methods is set forth in the accompanying Notice of Special Meeting and Proxy Statement.

We urge you NOT to sign or return any gold proxy cards sent to you by Leder. If you have previously signed a gold proxy card from Leder, you can revoke that earlier proxy and vote by proxy against Leder’s Proposals by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope

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provided, by voting by proxy over the internet using the internet address on the WHITE proxy card or by voting by proxy by telephone using the toll-free number on the WHITE proxy card.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your consideration.

Sincerely yours,

/s/ Raymond V. Marino, II
Raymond V. Marino, II
Chairman of the Board

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, WE RESPECTFULLY URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. “STREET NAME” SHAREHOLDERS WHO WISH TO VOTE THEIR SHARES IN PERSON WILL NEED TO OBTAIN A LEGAL PROXY FROM THE BANK, BROKER OR OTHER NOMINEE IN WHOSE NAME THEIR SHARES ARE REGISTERED.

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IMPORTANT

Your vote at the Special Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM LEDER OR ANY PERSON OTHER THAN PICO EVEN AS A PROTEST VOTE AGAINST LEDER OR LEDER’S NOMINEES. Any proxy you sign from Leder for any reason could invalidate previous WHITE proxy cards sent by you to support PICO’s Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Special Meeting as described in this proxy statement.

IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM

SENT TO YOU BY LEDER

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting

your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

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PROXY STATEMENT

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MARCH 18, 2016

PICO HOLDINGS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY [•], 2016

TO OUR SHAREHOLDERS:

A shareholder of PICO Holdings, Inc., a California corporation (the “Company” or “PICO”), Leder Holdings, LLC, a Delaware limited liability company, and other affiliated entities controlled by Sean M. Leder (collectively, “Leder”), has delivered consents to PICO that Leder contends represents the percentage of holders of PICO’s issued and outstanding shares sufficient to require us to call a special meeting of shareholders (the “Special Meeting”) and, accordingly, has requested that the Special Meeting be held on May 10, 2016, at [•], local time, at [•] (the “Special Meeting”), to consider the following proposals:

1. Amend the Company’s Bylaws to allow shareholders to elect directors at a special meeting without Board authorization;

2. If Proposal 1 prevails, to remove Carlos C. Campbell, John R. Hart, Michael J. Machado and Kenneth J. Slepicka from your Board despite such directors having been duly elected by our shareholders at our last annual meeting of shareholders on July 9, 2015; and

3. If Proposal 1 prevails and some or all of the directors proposed to be removed are removed pursuant to Proposal 2, to elect directors to fill the vacancies on the Board created by the removal of directors under Proposal 2 (referred to herein and in the accompanying Proxy Statement as the “Leder nominees”).

The Proxy Statement accompanying this Notice describes each of these proposals (the “Leder Proposals”) in more detail. The PICO Board recommends that shareholders vote AGAINST all of Leder’s Proposals.

The proposals stated above are the only proposals to be acted upon at the Special Meeting. Therefore, in accordance with Section 2.4 of our Bylaws and Section 601 of the California Business Corporation Act, no other business will be conducted. Shareholders of record at the close of business on [•], 2016 are entitled to notice of, and to vote at, the Special Meeting and any adjournments, postponements, reschedulings or continuations thereof.

All shareholders as of the close of business on [•], 2016 are cordially invited to attend the Special Meeting in person, but whether or not you plan to attend, we urge you to review these materials carefully and to vote by proxy by internet, telephone or by submitting your WHITE proxy card as promptly as possible.

Please note that Leder has filed a preliminary proxy statement with the Securities and Exchange Commission in connection with the proposals stated above.

THE PICO BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY LEDER.

If you have previously signed a gold proxy card sent to you by Leder, you can revoke that earlier proxy and vote by proxy against the matters to be voted on at the Special Meeting by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope, by voting by proxy over the internet using

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the internet address on the WHITE proxy card or by voting by proxy by telephone using the toll-free number on the WHITE proxy card.

By Order of the Board of Directors,

/s/ Raymond V. Marino, II
Raymond V. Marino, II
Chairman of the Board

[•], 2016

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PICO HOLDINGS, INC.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2016

PROXY STATEMENT

A shareholder of of PICO Holdings, Inc., a California corporation (“PICO,” the “Company,” “we,” “our” or “us”), Leder Holdings, LLC, a Delaware limited liability company, and other affiliated entities controlled by Sean M. Leder (collectively, “Leder”), has delivered consents to PICO that Leder contends represents the percentage of holders of PICO’s issued and outstanding shares sufficient to require us to call a special meeting of shareholders (the “Special Meeting”) and, accordingly, has requested the Special Meeting to be held on May 10, 2016, at [•], local time, at [•] (the “Special Meeting”),

This Proxy Statement is furnished in connection with the solicitation of proxies at the direction of the Board of Directors (our “Board” or the “PICO Board”) of PICO for use at the Special Meeting. This Proxy Statement and accompanying WHITE proxy card are first being mailed to shareholders on or about [•], 2016.

Shareholders of record at the close of business on [•], 2016 will be entitled to vote at the Special Meeting. At the close of business on [•], 2016, [•] shares of our common stock, par value $0.001 per share (the “Common Stock”), were outstanding and entitled to vote. Shareholders are entitled to one vote for each share of Common Stock held.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving this Proxy Statement?

Leder solicited consents to request a special meeting of the Company’s shareholders to consider and vote upon the proposals described in this Proxy Statement (“Leder’s Proposals”) and has delivered consents to PICO that Leder contends represents the percentage of holders of PICO’s issued and outstanding shares sufficient to require us to call a special meeting under our Bylaws and has requested that the Special Meeting be held on May 10, 2016 for the purpose of considering and voting on Leder’s Proposals.

You are receiving this Proxy Statement as a shareholder of PICO as of [•], 2016, the record date.

As further described below, we request that you promptly use the enclosed WHITE Proxy Card to vote, by internet, by telephone or by mail, in the event you desire to:

1.	express your opposition to Leder’s Proposals, even if you have not already submitted a proxy to Leder (or have no intention to do so); or

2.	revoke any proxy that you may have delivered to Leder to vote on Leder’s Proposals.

What proposals are to be presented at the Special Meeting?

The purpose of the Special Meeting is to consider and vote upon Leder’s Proposals. Although the PICO Board recommends voting AGAINST Leder’s Proposals, at the Special Meeting our shareholders will be asked to consider proposals to (1) amend the Company’s Bylaws to allow shareholders to elect directors at a special meeting without Board authorization; (2) if Proposal 1 prevails, to remove Carlos C. Campbell, John R. Hart, Michael J. Machado and Kenneth J. Slepicka from your Board despite such directors having been duly elected by our shareholders at our last annual meeting of shareholders on July 9, 2015; and (3) if Proposal 1 prevails and some or all of the directors proposed to be removed are removed pursuant to Proposal 2, to elect directors to fill the vacancies on the Board created by the removal of directors under Proposal 2.

Leder has filed a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). You may receive proxy solicitation materials with a gold proxy card from Leder. OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY LEDER.

When will the Special Meeting be held?

Leder has requested that the Special Meeting be held on May 10, 2016.

Who is soliciting my vote?

In this Proxy Statement, the PICO Board of Directors is soliciting your vote.

Giving us your proxy means that you authorize the proxy holders identified on the WHITE proxy card— Maxim C.W. Webb and John T. Perri —to vote your shares at the Special Meeting in the manner you direct. You may also abstain from voting. If you sign and return the enclosed WHITE proxy card but do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the PICO Board, including against Leder’s Proposals (see below).

What does the PICO Board recommend?

The PICO Board unanimously recommends that you vote by proxy using the WHITE proxy card with respect to Leder’s Proposals, as follows:

•	AGAINST Proposal 1 to amend the Company’s Bylaws to allow shareholders to elect directors at a special meeting without Board authorization;

•	AGAINST Proposal 2 to remove Carlos C. Campbell, John R. Hart, Michael J. Machado and Kenneth J. Slepicka from your Board; and

•	AGAINST the proposal to request that your Board elect Leder’s four nominees.

Our Board urges you NOT to sign or return any gold proxy card or voting instruction form sent to you by Leder. If you have previously signed a gold proxy card sent to you by Leder you can revoke that earlier proxy and vote by proxy against the matters to be voted on at the Special Meeting by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by voting by proxy over the internet using the internet address on the WHITE proxy card or by voting by proxy by telephone using the toll-free number on the WHITE proxy card.

Why is the PICO Board recommending against Leder’s Proposals?

Our Board strongly believes that Leder’s Proposals are not in the best interests of PICO or its shareholders. We believe that Leder’s Proposals are solely designed to enable Leder’s nominees to take control of our Board.

Our Board strongly believes that the more prudent course of action than that demanded by Leder (a shareholder with specific short-term interests that are not aligned with the interests of all of our shareholders) is for PICO to focus on its current business plan that contemplates, as assets are monetized, PICO would return capital back to shareholders through stock repurchases or through other means such as special dividends.

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If I have already voted by proxy in favor of Leder’s Proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the enclosed WHITE proxy card in the accompanying postage-paid envelope, or vote by proxy by telephone or via the internet in accordance with the instructions on the WHITE proxy card. We strongly urge you to revoke any proxy card you may have returned to Leder and to vote by proxy AGAINST Leder’s Proposals. Only your latest dated proxy will count at the Special Meeting.

Will my shares be voted if I do nothing?

If your shares of our Common Stock are held in registered name, you must sign and return a proxy card in order for your shares to be voted, unless you attend the Special Meeting and vote in person. If your shares of our Common Stock are held in street name and you do not instruct your broker or other nominee how to vote your shares, then, because all of Leder’s Proposals are “non-routine matters,” your broker or other nominee would not have discretionary authority to vote your shares on Leder’s Proposals. If your shares of our Common Stock are held in street name, your broker, bank or nominee has enclosed a voting instruction form with this Proxy Statement. We strongly encourage you to authorize your broker or other nominee to vote your shares by following the instructions provided on the voting instruction card.

Please return your voting instruction form to your nominee and contact the person responsible for your account to ensure that your shares are voted on your behalf.

The way to support our Board is to vote AGAINST all of Leder’s Proposals by signing, dating and returning the enclosed WHITE proxy card today in the envelope provided. You may also vote by proxy over the internet using the internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card. If your shares are held in street name, you should follow the instructions on your voting instruction form and provide specific instructions to your broker to vote as described above.

Whom should I call if I have questions about the Special Meeting?

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Tuesday, May 10, 2016

Each of the Notice of Special Meeting and this Proxy Statement is available at www.proxyvote.com.

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BACKGROUND OF THE LEDER SOLICITATION

The following is a chronology of the material contacts and events in our relationship with Leder leading up to the filing of this Proxy Statement:

On May 13, 2015, Sean M. Leder met Stephen Hartman, Executive Vice President of PICO’s subsidiary Vidler Water Company in Vidler’s corporate office located in Carson City, NV to discuss PICO’s water rights development business, including business prospects in the locations where Vidler is developing its water assets.

On May 14, 2015, Mr. Leder met with Max Webb, PICO’s Chief Financial Officer, at PICO’s corporate headquarters located in La Jolla, CA to discuss PICO’s investments. The discussion focused on the history and rationales for PICO’s investments, and their performance.

On August 17, 2015, Mr. Leder exchanged emails with Mr. Webb regarding certain items in PICO’s June 30, 2015 Quarterly Report on Form 10-Q. The topics addressed in these emails included allocation of cash between UCP, Vidler and PICO’s deferred compensation plan; allocation of debt and equity investments between PICO’s parent level entity and the deferred compensation plan; tying various numbers in the Company’s segment reporting; and the carrying value for the Company’s investment in Mendell Energy, LLC.

On October 6, 2015, Mr. Leder visited the Vidler office, in Carson City, NV, and met with Dorothy Timian-Palmer, President and Chief Operating Officer of Vidler Water Company, to discuss PICO’s public filings regarding the Vidler water assets and water markets in which Vidler is invested. The conversation addressed the supply of water to the rebounding North Valley region of Reno, Nevada, where the Company constructed infrastructure for water supply.

On November 17, 2015, Mr. Leder attended PICO’s Investor Day held in Reno, NV, at which Mr. Leder asked certain questions of John Hart, PICO’s President and Chief Executive Officer. Mr. Leder queried Mr. Hart concerning various matters, including, but not limited to, matters relating to corporate governance, executive compensation, the exploration of strategic alternatives for UCP, expenditures by PICO for professional fees, and the use of consultants by PICO in connection with its investment activities.

On January 27, 2016, without any advance notice to PICO and without any engagement with PICO regarding the proposals described in the preliminary consent solicitation statement that Leder filed with the SEC on such date, Leder, who owns approximately just 1.5% of PICO’s issued and outstanding Common Stock, filed a preliminary consent solicitation statement with the SEC soliciting consents to call a special meeting of PICO’s shareholders to replace more than a majority of the members of the PICO Board with Mr. Leder’s handpicked nominees.

On February 24, 2016, Leder filed with the SEC a definitive consent solicitation statement.

On February 25, 2016, PICO filed with the SEC a definitive consent revocation solicitation statement.

On February 26, 2016, Leder filed with the SEC a revised definitive consent solicitation statement.

On March 10, 2016, PICO issued a letter to shareholders commenting on why shareholders should not execute any written request cards sent to them by Leder and should elect against the calling of the Special Meeting.

On March 16, 2016 Leder filed with the SEC a preliminary proxy statement in connection with the Special Meeting.

On March 17, 2016, Leder delivered to PICO requests that Leder contends represents holders of more than the percentage of shares of our Common Stock required to call a special meeting under our Bylaws.

On March 18, 2016 PICO filed with the SEC this preliminary proxy statement in connection with the Special Meeting.

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IMPORTANT

Your vote is extremely important. Whether or not you plan to attend the Special Meeting and regardless of the number of shares you own, we urge you to sign, date and mail the enclosed WHITE proxy card to vote by proxy AGAINST Leder’s Proposals or use the WHITE proxy card to vote by proxy by telephone or by internet.

We urge you NOT to sign or return any gold proxy card sent to you by Leder. Only your latest dated, signed proxy card will be counted, and any proxy card you sign for any reason could invalidate previous WHITE proxy cards sent by you to support our Board. If you have already submitted a gold proxy card to Leder, you may revoke that proxy by signing, dating and mailing the enclosed WHITE proxy card. You may also vote by proxy over the internet using the internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card or, if you are a street name holder, by following the instructions on your Voting Instruction Form.

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SPECIAL MEETING PROCEDURES

Special Meeting Admission

Only PICO shareholders may attend the Special Meeting. Proof of ownership of our Common Stock, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the Special Meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership as of the close of business on [•], 2016, the record date, to be admitted to the Special Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

Who Can Vote, Outstanding Shares

Record holders of our Common Stock as of [•], 2016 may vote at the Special Meeting. As of the record date, there were [•] shares of our Common Stock (exclusive of approximately [•] shares of Common Stock held in treasury) outstanding, each entitled to one vote. The shares of Common Stock held in our treasury will not be voted at the Special Meeting. There were approximately [•] shareholders of record as of the record date.

How You Can Vote

You can vote by attending the Special Meeting and voting in person or you can vote by proxy. If you are the record holder of your stock, you can vote by proxy by submitting your proxy via the internet, by telephone or through the mail.

To vote by proxy via the internet, go to the internet address stated on your proxy card. To vote by proxy by telephone, call the number on your proxy card.

As an alternative to voting by proxy by telephone or via the internet, you may vote by proxy by mail by simply marking your WHITE proxy card, signing and dating it and returning it in the postage-paid envelope provided.

If you hold your shares of Common Stock through a broker, bank or other nominee, then you will receive instructions from such institution or person on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the internet and may also permit you to submit your voting instructions by telephone.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy using the WHITE proxy card even if you plan to attend the Special Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your proxy holders will vote your shares as you have directed.

All shares entitled to vote and represented by properly submitted proxies (including those submitted via the internet, by telephone and by mail) received before the polls are closed at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a WHITE proxy card, such shares will be voted by the proxy holders named on the enclosed WHITE proxy card according to the recommendation of our Board: AGAINST each of Leder’s Proposals. In their discretion, the proxy holders named in the WHITE proxy card are authorized to vote on any other matters that may properly come before the Special Meeting and at any continuation, postponement, rescheduling or adjournment of the Special Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. As of the date of this Proxy Statement, our Board is not aware of any other items of business that will be presented for consideration at the Special Meeting other than those described in this Proxy Statement.

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Voting in Person

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note that if your shares of Common Stock are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Special Meeting, your vote in person at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your shares in advance of the Special Meeting.

Shareholders who wish to attend the Special Meeting will be required to present verification of ownership of our Common Stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Special Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting. There will be security present at the Special Meeting.

How You May Revoke or Change Your Vote

As a shareholder of record, you have the power to revoke your proxy at any time before it is voted. A proxy may be revoked by a shareholder of record by:

•	delivering a written notice of revocation to our Secretary at or before the Special Meeting;

•	presenting to our Secretary, at or before the Special Meeting, a later dated proxy executed by the person who executed the prior proxy;

•	submitting another proxy by telephone or via the internet (your latest telephone or internet voting instructions are followed); or

•	attending the Special Meeting and voting in person.

Attendance at the Special Meeting will not, by itself, revoke a proxy. Any written notice of revocation or delivery of a subsequent proxy by a shareholder of record may be sent to PICO’s Corporate Secretary at PICO Holdings, Inc., 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037, or by email to info@picoholdings.com, or hand delivered to our Secretary at or before the voting at the Special Meeting.

If you hold your shares of Common Stock through a broker, bank or other nominee, you may change your voting instructions by submitting new voting instructions to your broker, bank or other nominee. If you wish to vote in person, you must obtain a legal proxy issued to you by your broker, bank or other nominee.

Quorum and Required Vote

The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or in person at the Special Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Special Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting must be present or represented by proxy at the Special Meeting. Shares that abstain from voting on any proposal will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum is present.

A broker holding shares of record for you is not entitled to vote on certain matters unless the broker receives voting instructions from you. Broker non-votes result when shares are held by a broker who has not received voting instructions from the beneficial owner, there is at least one item for which the broker has discretionary voting authority and the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority. We do not believe that there will be

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any broker non-votes at the Special Meeting because we do not believe that any of the items on the agenda will qualify for discretionary voting treatment by a broker.

Leder Proposal No. 1: Amendment to Our Bylaws. The approval of Proposal No. 1, regarding the amendment to our Bylaws to allow shareholders to elect directors at a special meeting without Board authorization, requires the affirmative vote of a majority of the outstanding shares of common stock. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with this proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Special Meeting. However, the affirmative vote of a majority of the shares necessary to constitute a quorum is also required for approval, and therefore broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes.

Leder Proposal No. 2: Removal of PICO Directors. The approval of Proposal No. 1, removal of Carlos C. Campbell, John R. Hart, Michael J. Machado and Kenneth J. Slepicka from our Board requires the affirmative vote of a majority of the outstanding shares of common stock. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with this proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Special Meeting. However, the affirmative vote of a majority of the shares necessary to constitute a quorum is also required for approval, and therefore broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In addition, under Section 303(a)(3) of the California Corporations Code, if a board is staggered, as is the Company’s Board, a director cannot be removed if the vote against removal would be sufficient to elect the director if the shares were voted using cumulative voting.

Leder Proposal No. 3: Request to Elect Leder’s Nominees as Directors for PICO. The Election of directors at the Special Meeting, assuming approval by shareholders of Proposals 1 and 2, will be by plurality vote. This means that if more than one candidate is nominated to fill a vacancy, the candidate receiving the greatest number of votes will be selected. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received for a particular director and therefore broker non-votes and abstentions have no effect on the proposal relating to the election of directors.

Costs of Solicitation

The total cost of this solicitation will be borne by us. We estimate that the total expenditures relating to this solicitation (other than salaries and wages of officers and employees) will be approximately [•], of which approximately [•] has been incurred as of the date hereof. The Company may, from time to time, request that certain of its employees perform certain tasks in connection with the solicitation as part of his or her duties in the normal course of his or her employment without any additional compensation for the solicitation. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, by internet or in person.

We have retained MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for a fee estimated to be approximately [•], plus the reimbursement of out-of-pocket expenses incurred on our behalf. We will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending proxy soliciting materials to the beneficial owners of our Common Stock. MacKenzie has advised us that approximately [•] of its employees will be involved in the solicitation of proxies by MacKenzie on behalf of the Company. In addition, MacKenzie and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Participants in the Solicitation

Under applicable regulations of the SEC, each of our directors and certain of our executive officers and other employees may be deemed to be “participants” in this proxy solicitation. Please refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Annex

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A and Annex B hereto for information about such “participants”. Except as described in this Proxy Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions.

Other than the persons described above, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Appraisal Rights

Our shareholders do not have appraisal rights under California law in connection with this proxy solicitation.

Shareholder List

Our stock transfer books will remain open between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our corporate headquarters.

Confidentiality

It is our policy that all proxies, ballots and voting materials that identify the particular vote of a shareholder are kept confidential, except in the following circumstances:

•	to allow the independent inspector of elections appointed for the Special Meeting to certify the results of the vote;

•	as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;

•	where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of the tabulation of such proxies, ballots or votes;

•	where a shareholder expressly requests disclosure or has made a written comment on a proxy card;

•	where contacting shareholders by us is necessary to obtain a quorum, the names of shareholders who have or have not voted (but not how they voted) may be disclosed to us by the independent inspector of elections appointed for the Special Meeting;

•	aggregate vote totals may be disclosed to us from time to time and publicly announced at the meeting of shareholders at which they are relevant; and

•	in the event of any solicitation of proxies or written consents with respect to any of our securities by a person other than us of which solicitation we have actual notice.
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LEDER’s PROPOSALS

PROPOSAL NO. 1–Amend the Company’s Bylaws to allow shareholders to elect directors at a special meeting without Board authorization

Leder has asked our shareholders to approve a proposal to amend the Company’s Bylaws to allow shareholders to elect directors at a special meeting without Board authorization. Specifically, Leder has made the following proposal to be voted upon at the Special Meeting:

RESOLVED that Section 2.13(b) of Article II of the Bylaws be amended and restated as follows:

(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any duly authorized committee thereof or (2) provided that a request for a special meeting has been delivered by one or more shareholders in accordance with Section 2.3 of these bylaws, by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 2.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 2.13. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more Directors to the Board of Directors, or a special meeting is called by a shareholder or shareholders pursuant to Section 2.3 of these bylaws, any such shareholder entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice in the same form as required by paragraph (a)(ii) of this Section 2.13 shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

BOARD OF DIRECTORS’ RESPONSE TO LEDER’S PROPOSAL

The PICO Board unanimously recommends that you vote AGAINST Proposal No. 1 for the following reasons.

PICO has consistently demonstrated its commitment to allowing shareholders to be part of the corporate governance process and remains committed to this effort. Through our Articles and Bylaws and under California law, shareholders can participate in a variety of ways, including, but not limited to, proposing nominees for election at an annual meeting of shareholders. Accepting Proposal No. 1, however, would roll back an important safeguard against abuse associated with the generally unrestricted ability of shareholders holding only 10% of our issued and outstanding shares to call special meeting. Given the low ownership threshold to call a special meeting of shareholders, this proposal would allow shareholders to repeatedly call special meetings for electing directors without authorization of the Board without regard to the fact that directors may have been recently duly elected by shareholders at any annual meeting of shareholders or a special meeting held in lieu thereof or how frequently such special meeting requests to revisit the outcome of a previous shareholder vote electing directors have been made. Our Board is committed to good corporate governance, but changing our Bylaws so dramatically would allow a vocal minority of shareholders to unduly disrupt the Company’s operations to the potential detriment of its other shareholders.

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For the foregoing reasons, the PICO Board recommends a vote AGAINST Proposal No. 1.

PROPOSAL NO. 2 –Removal of PICO Directors

Leder has asked our shareholders to approve a proposal to remove four of our qualified directors that were duly elected by our shareholders at our 2015 Annual Meeting.

Specifically, Leder has made the following proposal to be voted upon at the Special Meeting:

RESOLVED, that John R. Hart, Carlos C. Campbell, Kenneth J. Slepicka and Michael J. Machado, and the successors of any of them appointed or elected to the Board of Directors of the Company since [•], 2016, are hereby removed from their positions as directors of the Company.

BOARD OF DIRECTORS’ RESPONSE TO LEDER’S PROPOSAL

The PICO Board of Directors unanimously recommends that you vote AGAINST Proposal No. 2 for the following reasons.

Our Board believes that the removal of these directors would disrupt the implementation of our current business plan, could adversely impact the value of your investment and is not in the best interests of our shareholders. Our Board continues to oversee our current business plan that contemplates, as assets are monetized, PICO would return capital back to shareholders through stock repurchases or through other means such as special dividends.

We believe that the institutional knowledge and expertise of our Board, together with its commitment to enhance shareholder value through the implementation of our current business plan, demonstrates that each of the members of our Board should remain in office. Each of the members of our Board that Leder is seeking to remove is important in overseeing the implementation of our business plan. In addition, each of these members possesses extensive institutional knowledge and highly relevant experience that is important to the functioning of our Board and our ability to increase shareholder value:

Carlos C. Campbell has served as a member of our board of directors since 1998. He is Chair of the Compensation Committee and a member of the Audit Committee. He is the President of Global 21, LLC, a strategic advisory company, (Formerly C.C. Campbell & Co., 1985-2011) and Initiative Films, LLC (2011-Present). Since 1990, Mr. Campbell has served as a director of Resource America, Inc., a publicly held asset management company that specializes in real estate and credit investments. Mr. Campbell has also previously served as a director of eight (8) other publicly held corporations. Mr. Campbell has completed over two dozen seminars on director training. He has a Certificate of Director Education from the NACD and is a graduate of the Director’s Institute, University of California Los Angeles, where he was designated a Certified Corporate Director. He has completed seminars in corporate governance, auditing, and compensation at the Harvard Business School. Mr. Campbell is a member of the NACD and a member of the 2011 inaugural class of Board Leadership Fellows. He was also elected to the NACD Directorship 100, which recognizes the most influential directors of U.S. corporations. Mr. Campbell has participated in numerous professional forums with the NACD on corporate governance, compensation, and mergers and acquisitions.

During the first term of the administration of President Ronald Reagan, Mr. Campbell was nominated by President Reagan, confirmed by the U.S. Senate and, thereafter, served as the Assistant Secretary of Commerce for Economic Development at the U.S. Department of Commerce (1981-1984) where he was the final authority for an annual program budget of $300 million and a loan portfolio in excess of $1 billion. Mr. Campbell has a B.S. in Construction Management from Michigan State University, a Certificate in Engineering Science from the U.S. Naval Post Graduate School, and a Master of City & Regional Planning from the School of Engineering & Architecture, Catholic University of America. Mr. Campbell is a decorated veteran of the U.S. Navy and served

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on active duty as a Naval Flight Officer and Intelligence Officer. He has traveled to over fifty countries, primarily in connection with his past civilian and military service with the U.S. Government.

We believe that Mr. Campbell’s extensive corporate governance training, strategic advisory experience and high-level U.S. Government experience, areas of expertise that are important to certain of our operating segments, enrich the makeup of the board of directors and provide our businesses with valuable perspectives and insights. Mr. Campbell’s past record of service as a director on numerous public company boards and as a high-level U.S. Government official also gives him substantial experience on financial, corporate governance, risk oversight and strategic planning matters leading to our conclusion that he should continue to serve on our board of directors.

Kenneth J. Slepicka has served as a member of our Board of Directors since 2005. Mr. Slepicka is currently the Chairman, Chief Executive Officer, and acting Chief Financial Officer of Synthonics, Inc., an early stage biotechnology company, and has served in such capacity since 2006. Mr. Slepicka received a Master of Business Administration from Kellogg School of Management, Northwestern University. Mr. Slepicka has also received a Master Director Certification from the National Association of Corporate Directors (NACD), is a member, and has earned certificates of director education in 2007, 2008, and 2009, as well as the status of Leadership Fellow from the NACD. In addition, Mr. Slepicka served as President and Treasurer of SBC Warburg Futures Inc. from 1994 to 1998, as Executive Director of Fixed Income Trading for O’Connor & Associates from 1985 to 1994, and has held risk advisor, consultant and strategic planning positions in the financial and healthcare industries. Mr. Slepicka has served as a member of the FIA Steering Committee, the Federal Reserve FCM Working Group, and as a Governor of the Board of Trade Clearing Corporation. He is also a former member of the Chicago Board of Trade, Chicago Mercantile Exchange, Chicago Board of Options Exchange, and Pacific Options Exchange. In addition, Mr. Slepicka currently serves and has served on the boards of directors of several not-for-profit entities.

Mr. Slepicka’s management and operational experience leads to our conclusion that he should continue to serve on our Board of Directors.

John R. Hart has served as President and Chief Executive Officer and as a member of PICO’s Board of Directors since 1996. Mr. Hart also serves as an officer and/or director of PICO’s most significant subsidiaries: for UCP, Inc. as a director since their incorporation (May 2013 - Present) and UCP, LLC, prior to their incorporation, as the Chairman of the board of managers (October 2007 - June 2013); for Vidler Water Company, Inc. as Chairman (since 1997), as director (since 1995) and Chief Executive Officer (since 1998); as sole director of PICO European Holdings, LLC (since 2008); and as director and Chief Executive Officer of PICO Northstar Management, LLC and its subsidiaries (since 2010). He has also previously served other various subsidiaries of PICO in the following capacities, among others: as director (1993 - 2012), President, and Chief Executive Officer (1996 - 2012) of Physicians Insurance Company of Ohio; and as director of Citation Insurance Company (1996 - 2012). Mr. Hart additionally served as a director of Spigit, Inc. until September 2013. Mr. Hart received a B.A. in Economics from Pomona College.

Mr. Hart has been our President and Chief Executive Officer and a member of our Board of Directors for almost fifteen years and his leadership and strategic guidance over these years have been critical to our success. Mr. Hart also brings the knowledge of the operations of our Company to the Board of Directors, which provides invaluable insight to the Board of Directors as it reviews PICO’s strategic and financial plans leading to our conclusion that he should continue to serve on our Board of Directors.

Michael J. Machado has served as a member of our Board of Directors since 2013. Mr. Machado was a member of the California State Assembly from 1992 - 2000, a California State Senator from 2000 - 2008, and was appointed in 2015 to the Council of Economic Advisors on Tax Policy for the California State Controller. Since 2008 Mr. Machado has been the owner and operator of a diversified farming operation in California’s Central Valley. Mr. Machado is a board member of the California State Compensation Insurance Fund (2008 to present), P & M Farms (1985 to present) and is also a member of the non-profit boards for the San Joaquin Historical Society Board of Trustees (2012 to present) and Restore the Delta (since 2014). He is a member of the National Association of Corporate Directors and is a Board Leadership Fellow. He received an undergraduate degree in Economics from Stanford University and a Master’s degree in Agricultural Economics from the University of

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California, Davis. In addition he attended Harvard University’s Agribusiness Executive Education Program. As a state legislator in California, Mr. Machado was heavily involved in numerous issues, including water policy and agricultural policy.

Mr. Machado’s extensive educational and legislative experience, and his continuing involvement in owning and operating a diversified farming operation, as well as his involvement in water policy issues leads to our conclusion that he should continue to serve on our Board of Directors.

For the foregoing reasons, the PICO Board recommends a vote AGAINST Proposal No. 2.

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PROPOSAL NO. 3–Request that the PICO Board Elect Leder’s Nominees as Directors for PICO

Leder has asked our shareholders to approve a proposal to request that our Board elect four nominees selected by Leder. Specifically, Leder has made the following proposal to be voted upon at the Special Meeting:

RESOLVED, that the shareholders of PICO hereby request that the Board elect the following individuals to serve as directors of the Company: Sean M. Leder, Timothy E. Brog, Alan Dash and Joel Lusman (individually a “Group Nominee” and collectively, the “Group Nominees”); provided, however, that if at any time prior to the date of the Special Meeting one or more Group Nominees are no longer willing or, as a result of death or incapacity, able to serve as directors of the Company and a majority of the then-remaining Group Nominees select replacements, those replacements (rather than the individuals they replaced), along with the Group Nominees who have not been replaced, shall then be considered the Group Nominees for all purposes.

BOARD OF DIRECTORS’ RESPONSE TO LEDER’S PROPOSAL

The PICO Board unanimously recommends that you vote AGAINST the proposal to elect each of Leder’s director nominees under Proposal No. 3 because we strongly believe each of our Board members is more capable and experienced than these nominees and is independent from Leder.

Our Board members that Leder is seeking to replace have broad knowledge of PICO and the businesses we have invested in gained from their years of service on our Board. Despite the role our current Board members are playing in overseeing the implementation of our business plan to return capital back to shareholders, Leder is asking you to replace our highly qualified and very experienced directors with their nominees. In contrast to our Board’s extensive experience and knowledge of our company and the businesses we have invested in, based on Leder’s public filings, their nominees have limited, if any, meaningful experience in the industries in which we operate, industries which are characterized by a highly competitive landscape with unique risks and challenges across all business units and functions.

We do not believe that adding Leder’s nominees to our Board will be beneficial. Each of our current directors has strong institutional knowledge and has more relevant experience than each of Leder’s nominees and is independent from Leder. While Leder’s nominees may not be controlled by Leder or obligated to vote as directed by Leder, we believe Leder’s nominees’ views about our business could be colored by their relationship with Leder.

Furthermore, as the PICO Board continues to evaluate the best ways to create value for shareholders, we believe that Leder’s nominees might not be able to make such evaluations without bias because their objectivity may have been compromised as described above. As business strategies and transactions are evaluated in the future, we believe it would be in the best interests of our shareholders for directors not associated in any way with Leder to be entrusted to oversee our current business plan and other options for enhancing shareholder value.

For the foregoing reasons, the PICO Board recommends a vote AGAINST Proposal No. 3.

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OTHER BUSINESS

The sole business that may be considered at the Special Meeting are the matters set forth in Leder’s Notice of Special Meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker and direct your written request to MacKenzie, at 105 Madison Avenue, New York, New York 10016. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2016 ANNUAL MEETING

Requirements for Shareholder Proposals to Be Considered for Inclusion in Proxy Materials. Shareholder proposals that are intended for inclusion in our 2016 proxy statement and acted upon at our Annual Meeting of Shareholders in 2016 must have been received no later than January 28, 2016. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in Company-sponsored proxy materials. Shareholder proposals must be delivered to our Corporate Secretary by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480. As the rules of the United States Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

Requirements for Shareholder Proposals and Director Nominations to be Brought Before the 2016 Annual Meeting of Shareholders. Notice of any proposal or director nomination that you intend to present at the 2016 Annual Meeting of Shareholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2016 Annual Meeting of Shareholders, must be delivered to our Corporate Secretary by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480 not earlier than the close of business on March 11, 2016 and not later than the close of business on April 10, 2016. In addition, your notice must set forth the information required by our Bylaws with respect to each shareholder proposal or director nomination that you intend to present at the 2016 Annual Meeting of Shareholders.

In order for shareholder proposals that are submitted outside of SEC Rule 14a-8 and are intended to be considered by the shareholders at the 2016 Annual Meeting of Shareholders to be considered “timely” for purposes of SEC Rule 14a-4(c) under the Exchange Act, the proposal must be received by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480 no later than April 10, 2016. If a shareholder fails to provide such timely notice of a proposal to be presented at the 2016 Annual Meeting of Shareholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal. In this regard, the proxy solicited by us for the 2016 Annual Meeting of Shareholders will confer discretionary authority on our proxies to vote on any proposal presented by a shareholder at that meeting for which PICO has not been provided with notice on or prior to April 10, 2016.

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If the date of our 2016 Annual Meeting is a date that is not within 30 days before or 60 days after July 9, 2016, the anniversary date of our 2015 Annual Meeting, notice by the shareholder of a proposal must be received no earlier than the close of business on the 120th day before the 2016 Annual Meeting and not later than the close of business of (i) the 90th day prior to the 2016 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2016 Annual Meeting is first made by us.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in PICO’s Annual Report on Form 10-K and other filings with the SEC. Although PICO believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. PICO undertakes no obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in PICO’s expectations, except as otherwise required by the federal securities laws.

WHERE YOU CAN FIND MORE INFORMATION

PICO is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents PICO files with the SEC by going our website at http://investors.picoholdings.com. The information provided on our website is not part of this Revocation Solicitation Statement, and therefore is not incorporated by reference.

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IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM
SENT TO YOU BY LEDER

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

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ANNEX A

CERTAIN ADDITIONAL INFORMATION

Board of Directors

The following is a summary of the qualifications of each of the members of the Board, effective as of March 18, 2016:

Name of Director	Audit	Compensation	Corporate Governance and Nominating	Strategy
Carlos C. Campbell*	Member	Chair
Howard Brod Brownstein* +	Chair		Member
John R. Hart
Raymond V. Marino II, Chair*			Member
Michael J. Machado*	Member	Member	Chair
Kenneth J. Slepicka				Member
Eric Speron*		Member		Chair
Daniel B. Silvers*		Member	Member	Member
Andrew F. Cates*	Member		Member	Member

* Independent Director

+ Audit Committee Financial Expert

Howard Brod Brownstein has served as a member of our board of directors since February 2016. He has been the President of The Brownstein Corporation, a turnaround and crisis management consulting, advisory and investment banking firm, since 2010. From 1999 through 2009, Mr. Brownstein was a Principal of NachmanHaysBrownstein, Inc., a management consulting firm. Since 2010, Mr. Brownstein has served on the Board of Directors of P&F Industries, Inc., a publicly-held manufacturer/importer of air-powered tools and various residential hardware products and joined that Board after being recommended by a significant shareholder of P&F. From 2003 through 2006, he served on the boards of directors and audit committees of Special Metals Corporation, a privately held nickel alloy producer (where he also chaired the audit committee) and Magnatrax Corporation, a privately held manufacturer of metal buildings. In 2010, he served on the board of Betsey Johnson, a privately held apparel designer and retailer. Additionally, from January 2014 through April 2015, Mr. Brownstein served on the board of directors of LMG2, a privately-held Chicago-based parking facility operator. Additionally, Mr. Brownstein is a Board Leadership Fellow of the National Association of Corporate Directors (“NACD”), through which he completed NACD’s comprehensive program of study for corporate directors and continues to supplement his director skill sets through ongoing engagement with the director community, and access to leading practices. Mr. Brownstein is a graduate of Harvard University, where he obtained J.D. and M.B.A. degrees, and of the University of Pennsylvania, where he obtained B.S. and B.A. degrees from the Wharton School and the College of Arts and Sciences. Mr. Brownstein is admitted to the bars of Pennsylvania, Massachusetts and Florida, but does not actively practice law.

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We believe that Mr. Brownstein’s broad financial and management consulting background, including his extensive experience in finance, restructurings and turnarounds, strategic planning, valuing and selling businesses and corporate governance, as well as his public company board experience makes him a valuable member of our Board of Directors. This experience provides him keen insight into both the management and operations of a business and the governance and oversight matters facing companies and led to our conclusion that he should serve on our Board of Directors.

Carlos C. Campbell has served as a member of our board of directors since 1998. He is Chair of the Compensation Committee and a member of the Audit Committee. He is the President of Global 21, LLC, a strategic advisory company, (Formerly C.C. Campbell & Co., 1985-2011) and Initiative Films, LLC (2011-Present). Since 1990, Mr. Campbell has served as a director of Resource America, Inc., a publicly held asset management company that specializes in real estate and credit investments. Mr. Campbell has also previously served as a director of eight (8) other publicly held corporations. Mr. Campbell has completed over two dozen seminars on director training. He has a Certificate of Director Education from the NACD and is a graduate of the Director’s Institute, University of California Los Angeles, where he was designated a Certified Corporate Director. He has completed seminars in corporate governance, auditing, and compensation at the Harvard Business School. Mr. Campbell is a member of the NACD and a member of the 2011 inaugural class of Board Leadership Fellows. He was also elected to the NACD Directorship 100, which recognizes the most influential directors of U.S. corporations. Mr. Campbell has participated in numerous professional forums with the NACD on corporate governance, compensation, and mergers and acquisitions.

During the first term of the administration of President Ronald Reagan, Mr. Campbell was nominated by President Reagan, confirmed by the U.S. Senate and, thereafter, served as the Assistant Secretary of Commerce for Economic Development at the U.S. Department of Commerce (1981-1984) where he was the final authority for an annual program budget of $300 million and a loan portfolio in excess of $1 billion. Mr. Campbell has a B.S. in Construction Management from Michigan State University, a Certificate in Engineering Science from the U.S. Naval Post Graduate School, and a Master of City & Regional Planning from the School of Engineering & Architecture, Catholic University of America. Mr. Campbell is a decorated veteran of the U.S. Navy and served on active duty as a Naval Flight Officer and Intelligence Officer. He has traveled to over fifty countries, primarily in connection with his past civilian and military service with the U.S. Government.

We believe that Mr. Campbell’s extensive corporate governance training, strategic advisory experience and high-level U.S. Government experience, areas of expertise that are important to certain of our operating segments, enrich the makeup of the board of directors and provide our businesses with valuable perspectives and insights. Mr. Campbell’s past record of service as a director on numerous public company boards and as a high-level U.S. Government official also gives him substantial experience on financial, corporate governance, risk oversight and strategic planning matters leading to our conclusion that he should serve on our board of directors.

Raymond V. Marino II has served as a member of our board of directors since February 2016. He has been in the investment advisory business since 2013 where he is involved in researching, evaluating and negotiating a variety of investments for personal portfolio and third party investors involving real estate and non-real estate investments and has completed buy-side and sell-side real estate advisory assignments for third parties in excess of $130 million. From 2001 to 2013, Mr. Marino was the President and Chief Operating Officer as well as a member of the board of directors of Mission West Properties, Inc., a publicly traded real estate investment trust involved in the development, investment and management of a portfolio that exceeded 9 million square feet. From

A-2

November 1996 to August 2000, he was President, Chief Executive Officer and a member of the board of directors of Pacific Gateway Properties, Inc. Earlier in his career, Mr. Marino, who is a Certified Public Accountant in the State of California (inactive), worked at Coopers & Lybrand LLP, a predecessor firm to PriceWaterhouse Coopers LLP, where he serviced clients in the real estate investment and development, construction, energy, technology, and insurance industries, among others. Mr. Marino is a graduate of Golden Gate University, where he obtained an M.S. degree, and of Santa Clara University, where he obtained a B.S. degree. Mr. Marino is a Certified Public Accountant in the State of California (inactive).

Mr. Marino brings to the PICO Board extensive experience in real estate, investment management, executive-level management, risk oversight, strategic planning, financial reporting and corporate governance, as well as public company board experience.  Mr. Marino’s service for more than a decade as the President and Chief Operating Officer and a member of the board of directors of Mission West Properties, Inc. and his experience in the investment advisory business gives him substantial experience on financial, governance and risk oversight matters leading to our conclusion that he should serve on our Board of Directors.

Kenneth J. Slepicka has served as a member of our Board of Directors since 2005. Mr. Slepicka is currently the Chairman, Chief Executive Officer, and acting Chief Financial Officer of Synthonics, Inc., an early stage biotechnology company, and has served in such capacity since 2006. Mr. Slepicka received a Master of Business Administration from Kellogg School of Management, Northwestern University. Mr. Slepicka has also received a Master Director Certification from the National Association of Corporate Directors (NACD), is a member, and has earned certificates of director education in 2007, 2008, and 2009, as well as the status of Leadership Fellow from the NACD. In addition, Mr. Slepicka served as President and Treasurer of SBC Warburg Futures Inc. from 1994 to 1998, as Executive Director of Fixed Income Trading for O’Connor & Associates from 1985 to 1994, and has held risk advisor, consultant and strategic planning positions in the financial and healthcare industries. Mr. Slepicka has served as a member of the FIA Steering Committee, the Federal Reserve FCM Working Group, and as a Governor of the Board of Trade Clearing Corporation. He is also a former member of the Chicago Board of Trade, Chicago Mercantile Exchange, Chicago Board of Options Exchange, and Pacific Options Exchange. In addition, Mr. Slepicka currently serves and has served on the boards of directors of several not-for-profit entities.

Mr. Slepicka’s management and operational experience leads to our conclusion that he should serve on our Board of Directors.

John R. Hart has served as President and Chief Executive Officer and as a member of PICO’s Board of Directors since 1996.  Mr. Hart also serves as an officer and/or director of PICO’s most significant subsidiaries: for UCP, Inc. as a director since their incorporation (May 2013 - Present) and UCP, LLC, prior to their incorporation, as the Chairman of the board of managers (October 2007 - June 2013); for Vidler Water Company, Inc. as Chairman (since 1997), as director (since 1995) and Chief Executive Officer (since 1998); as sole director of PICO European Holdings, LLC (since 2008); and as director and Chief Executive Officer of PICO Northstar Management, LLC and its subsidiaries (since 2010). He has also previously served other various subsidiaries of PICO in the following capacities, among others: as director (1993 - 2012), President, and Chief Executive Officer (1996 - 2012) of Physicians Insurance Company of Ohio; and as director of Citation Insurance Company (1996 - 2012). Mr. Hart additionally served as a director of Spigit, Inc. until September 2013. Mr. Hart received a B.A. in Economics from Pomona College.

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Mr. Hart has been our President and Chief Executive Officer and a member of our Board of Directors for almost fifteen years and his leadership and strategic guidance over these years have been critical to our success. Mr. Hart also brings the knowledge of the operations of our Company to the Board of Directors, which provides invaluable insight to the Board of Directors as it reviews PICO’s strategic and financial plans leading to our conclusion that he should serve on our Board of Directors.

Michael J. Machado has served as a member of our Board of Directors since 2013. Mr. Machado was a member of the California State Assembly from 1992 - 2000, a California State Senator from 2000 - 2008, and was appointed in 2015 to the Council of Economic Advisors on Tax Policy for the California State Controller. Since 2008 Mr. Machado has been the owner and operator of a diversified farming operation in California’s Central Valley. Mr. Machado is a board member of the California State Compensation Insurance Fund (2008 to present), P & M Farms (1985 to present) and is also a member of the non-profit boards for the San Joaquin Historical Society Board of Trustees (2012 to present) and Restore the Delta (since 2014). He is a member of the National Association of Corporate Directors and is a Board Leadership Fellow. He received an undergraduate degree in Economics from Stanford University and a Master’s degree in Agricultural Economics from the University of California, Davis. In addition he attended Harvard University’s Agribusiness Executive Education Program. As a state legislator in California, Mr. Machado was heavily involved in numerous issues, including water policy and agricultural policy.

We believe that Mr. Machado’s extensive educational and legislative experience, and his continuing involvement in owning and operating a diversified farming operation, as well as his involvement in water policy issues make him a valuable addition to our Board of Directors.

Eric Speron has served as a member of our board of directors since January 2016. Mr. Speron is currently an analyst and portfolio manager of three (3) portfolios managed for clients of First Foundation. He also serves as a member of the Investment Committee of First Foundation Advisors and, as a member of the First Foundation Advisors Investment Committee, assists in shaping the portfolio investment process and overall asset allocations. Mr. Speron joined First Foundation Advisors in 2007 from JPMorgan’s Institutional Equity division. Mr. Speron is currently a member of the CFA Institute and the Orange County Society of Financial Analysts. He earned a Bachelor of Arts Degree with a double major from Georgetown University where he was also voted Academic All-American, Mid-Atlantic, for his academic and athletic accomplishments.

We believe that Mr. Speron’s extensive familiarity with PICO gained from being an investor in PICO, his understanding of our business model, his experience analyzing investments and making investment decisions, and his perspective as a large shareholder can greatly benefit PICO and makes him a valuable addition to our Board of Directors.

Daniel B. Silvers has been a member of the PICO Board since March 2016. Mr. Silvers is the Managing Member of Matthews Lane Capital Partners LLC. He currently serves on the boards of directors of Forestar Group Inc. and India Hospitality Corp. He has previously served on the boards of directors of International Game Technology, bwin.party digital entertainment plc and Universal Health Services, Inc., and previously served as President of Western Liberty Bancorp, an acquisition-oriented company which bought and recapitalized Service 1st Bank of Nevada, a community bank in Las Vegas, Nevada. Mr. Silvers holds a Bachelor of Science in Economics and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania.

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We believe that Mr. Silvers investment experience and public company board experience make him a valuable addition to our Board of Directors.

Andrew F. Cates has been a member of the PICO Board since March 2016. Mr. Cates is the Managing Member of Value Acquisition Fund and Chief Executive Officer of RVC Outdoor Destinations, a developer and operator of outdoor resorts. He has acquired and asset managed commercial real estate throughout the United States within various entities, including Value Acquisition Fund, an acquisition, development, and asset management company that he founded in 2004. After starting his career in Dallas, Texas with Crow Family Holdings and Viceroy Investments, he became the Project Developer and founding Board Chairman of Soulsville, one of the largest inner city revitalization projects in the United States. In 2000, he began working with a team of civic and business leaders that attracted the Vancouver Grizzlies NBA franchise to Memphis, Tennessee in 2001. Mr. Cates is a member of the Board of Directors of Pioneer Natural Resources Co., which is engaged in the development, exploration, and production of oil and gas in the United States. Mr. Cates also serves on the board of the Myelin Repair Foundation. Mr. Cates holds a Bachelor of Business Administration in Finance from the University of Texas.

We believe that Mr. Cates’ real estate experience and public company board experience make him a valuable addition to our Board of Directors.

Executive Officers

The executive officers of PICO are:

Name	Age	Position
John R. Hart	56	President, Chief Executive Officer and Director
Maxim C. W. Webb	54	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
John T. Perri	46	Vice President, and Chief Accounting Officer

Mr. Hart has served as our President and Chief Executive Officer and as a member of our board of directors since 1996. Mr. Hart also serves as an officer and/or director of our most significant subsidiaries: Vidler Water Company, Inc. (director since 1995, chairman since 1997 and chief executive officer since 1998); and UCP, Inc. (since May 2013). From 1997 to 2006, Mr. Hart was a director of HyperFeed Technologies, Inc., an 80% owned subsidiary which was dissolved in 2009 following bankruptcy proceedings, where he served as chairman of the nominating committee and as a member of the compensation committee.

Mr. Webb has served as our Chief Financial Officer and Treasurer since May 2001 and as Executive Vice President since 2008. Mr. Webb was appointed as our Secretary in May 2014. Mr. Webb serves as a director of UCP, Inc. (since May 2013) and as an officer of Vidler Water Company, Inc. (since 2001).

Mr. Perri has served as our Vice President and Chief Accounting Officer since 2010. He has served in various capacities since joining our company in 1998, including Financial Reporting Manager, Corporate Controller and Vice President, Controller from 2003 to 2010.

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CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that Howard Brod Brownstein, Carlos C. Campbell, Michael J. Machado, Raymond V. Marino II, Eric Speron, Andrew F. Cates and Daniel B. Silvers are “independent directors” within the meaning set forth under applicable rules of the NASDAQ Stock Market. John R. Hart and Kenneth J. Slepicka are not “independent directors” under those standards. John R. Hart and Kenneth J. Slepicka were not independent Directors in 2015 as the term “independent” is defined by Nasdaq Listing Rule 5605 (a)(2). John R. Hart is an employee of the Company. Kenneth J. Slepicka has a relationship with the Company that is described under “Related Party Transactions” below. The independent directors have regularly scheduled executive session meetings at which only the independent directors are present. In 2015, executive sessions were led by Kristina M. Leslie, who was an independent director that formerly served as Chair of the Board. Ms. Leslie resigned from the Board in February 2016. An executive session is held in conjunction with each regularly scheduled quarterly meeting and other sessions may be called by the Chair in his or her own discretion or at the request of our Board of Directors.

Board Leadership Structure

The Corporate Governance and Nominating Committee is responsible for reviewing and making recommendations to our Board of Directors regarding the board’s leadership structure. The role of the Chair is to manage the affairs of our Board of Directors, including ensuring that the Board of Directors is organized properly, functions effectively and meets its obligations and responsibilities. The Chair also develops and approves agendas and presides at all meetings of our Board of Directors and shareholders. In 2008, our Corporate Governance and Nominating Committee and the Board of Directors decided that the Chair should be an independent director. In the course of their evaluation, the Committee and the Board of Directors considered factors that included:

•	the challenges and opportunities of our Company, including the need for clear accountability;
•	the policies and practices in place to provide effective and independent oversight of management;
•	applicable regulatory requirements; and
•	corporate governance trends and practices of other public corporations.

Our Board of Directors believes that the current board leadership structure is best for our Company and our shareholders because it:

•	Separates the offices of Chair and Chief Executive Officer. As opposed to having a Chair who is also the Chief Executive Officer, a non-executive Chair enhances our Board of Directors’ ability to provide oversight of management.
•	Allocates required time commitments. The Chair’s role has evolved to include significant duties and responsibilities, such as more interaction with executive management on strategic opportunities, capital formation, and other important matters, which may be difficult to reconcile with the full-time demands of the Chief Executive Officer in managing the day-to-day affairs of the Company.
•	Enhances the independent oversight of management and reduces any conflicts of interest. Because the Board of Directors serves to oversee and monitor the actions of management, our Board of Directors believes its leaders should be in a position to provide independent oversight of such actions.

Kristina M. Leslie served as non-executive Chair from May 2012 until February 2016. In March 2016, the Board appointed Raymond V. Marino II as non-executive chair.

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Role of the Board of Directors in Risk Oversight

Our Board of Directors as a group is responsible for all risk oversight of our Company and, as such, has full access to management so that it can maintain open and continuous communication that ensures that the risks associated with the various aspects of our Company are appropriately identified and addressed. In addition, each of our committees oversees a portion of the Company’s risk framework and controls. Our Compensation Committee reviews the risks associated with compensation incentives.

Our Audit Committee oversees the risks associated with (a) our financial statements, financial and liquidity risk exposures, including any material and pending legal proceedings, significant transactions, and investment guidelines and performance, (b) fraud, (c) security of and risks related to information technology systems and procedures, and (d) related party transactions and actual and potential conflicts of interests. Our Corporate Governance and Nominating Committee oversees the policies and procedures related to director and management succession and transition.

In carrying out each of their responsibilities in overseeing the Company’s policies with respect to risk, the committees discuss the issues with internal personnel and third parties that they deem appropriate. After such review and discussions, the committees evaluate and report to the full Board of Directors each of their respective findings and recommendations. The Board of Directors is ultimately responsible for the adoption of any such recommendations.

The Company’s leadership structure compliments our Board of Directors’ risk oversight function. The separation of the offices of the Chief Executive Officer (“CEO”) and the Chair promotes effective consideration of matters presenting significant risks by management and directors. Our Board of Directors’ role of risk oversight has not specifically affected its leadership structure. Our Board of Directors regularly reviews its leadership structure and evaluates whether it is functioning effectively.

Committees of the Board of Directors

Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Strategy Committee, all of which are composed solely of independent directors. The Committees operate pursuant to written charters that have been approved by the Board of Directors, which are available on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement). The following table sets forth the four standing committees, the current members of each committee, and the number of meetings held by each committee in 2015.

Name of Director	Audit	Compensation	Corporate Governance and Nominating	Strategy
Carlos C. Campbell*	Member	Chair
Howard Brod Brownstein* +	Chair		Member
John R. Hart
Raymond V. Marino II, Chair*			Member
Michael J. Machado*	Member	Member	Chair
Kenneth J. Slepicka				Member
Eric Speron*		Member		Chair
Daniel B. Silvers*		Member	Member	Member
Andrew F. Cates*	Member		Member	Member

* Independent Director

+ Audit Committee Financial Expert

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Audit Committee. The Audit Committee consists of Mr. Brownstein (Chair), Mr. Campbell, Mr. Machado and Mr. Cates, none of whom has been or is an officer or employee of our Company. Each member of the Audit Committee, in the judgment of our Board of Directors, is independent within the meaning set forth under applicable rules of the NASDAQ stock market and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). The functions of the Audit Committee include: (a) overseeing our accounting and financial reporting processes; (b) meeting with the independent registered public accounting firm to review their reports on their audits of our financial statements, their comments on our internal control over financial reporting and the action taken by management with regard to such comments; (c) reviewing and approving all related persons transactions; (d) reviewing auditor independence; (e) issuing an Audit Committee report to the shareholders; and (f) the appointment of our independent registered public accounting firm and pre-approving all auditing and non-auditing services to be performed by such firm.

The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits to investigate any matter brought to its attention and to perform such other duties as may be assigned to it from time to time by our Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2015, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. A copy of the Audit Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

Audit Committee Financial Experts. Our Board of Directors has determined that Mr. Brownstein is qualified as an audit committee financial expert as defined in SEC rules.

Compensation Committee. The Compensation Committee consists of Mr. Campbell (Chair), Mr. Speron, Mr. Machado and Mr. Silvers. None of its members is or has been an officer or employee of our Company, and our Board of Directors has determined that each member of the Compensation Committee is independent within the meaning set forth under applicable rules of the NASDAQ stock market and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The functions of the Compensation Committee include: (a) evaluating the performance of, and set compensation for, our Chief Executive Officer and other senior management; (b) reviewing and approving the overall executive compensation program for our executives and the executives of our subsidiaries; (c) considering and reviewing compensation levels for service as a member of our Board of Directors and its committees; (d) making recommendations to our Board of Directors with respect to new cash-based incentive compensation plans and equity-based compensation plans; and (e) administering and granting awards under the PICO Holdings, Inc. 2014 Equity Incentive Plan. The Compensation Committee’s goals are to attract and retain qualified directors and key executives critical to our long-term success, to reward executives for our long-term success and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results.

Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below. A copy of the Compensation Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee members consist of Mr. Machado (Chair), Mr. Marino, Mr. Brownstein, Mr. Cates and Mr. Silvers.

None of its members is or have been an officer or employee of our Company. In the judgment of our Board of Directors, each committee member is independent within the meaning set forth under applicable rules of the

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NASDAQ stock market. The functions of the Corporate Governance and Nominating Committee include: (a) identifying, reviewing, evaluating and selecting candidates to be nominated for election to our Board of Directors; (b) identifying and recommending members of the Board of Directors to committees; (c) overseeing and implementing the system of the corporate governance of the Company; and (d) overseeing the plans and process to monitor, control and minimize our risks and exposures.

A copy of the Corporate Governance and Nominating Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

Strategy Committee. The Strategy Committee members consist of Eric Speron (Chair), Mr. Slepicka, Mr. Cates, and Mr. Silvers. The Strategy Committee is responsible for, among other duties, monitoring PICO’s previously announced plans to return capital to shareholders as assets are monetized with such capital being returned to shareholders through stock repurchases or special dividends.

Director nominees. The Corporate Governance and Nominating Committee works with the Board of Directors to determine the appropriate characteristics, skills, and experience for the board as a whole and its individual members. This evaluation includes issues of diversity, age, skills and experience - all in the context of an assessment of the perceived needs of the Board of Directors at that time. In evaluating the suitability of individual board members for continued service, as well as potential new candidates for the Board of Directors, the Corporate Governance and Nominating Committee and the board take into account many factors, including:

•	business experience;
•	academic credentials;
•	inter-personal skills;
•	the ability to understand our business;
•	leadership skills;
•	the understanding of the responsibilities of being a director of a publicly held company;
•	corporate experience;
•	prior experience on other boards of directors; and
•	the potential for contributing to our success.

Although we do not currently have a policy with regard to the formal consideration of diversity in identifying candidates for election to the Board of Directors, the Corporate Governance and Nominating Committee recognizes the benefits associated with a diverse board, and takes diversity considerations into account when identifying candidates. The Corporate Governance and Nominating Committee utilizes a broad conception of diversity, including diversity of professional experience, employment history, prior experience on other boards of directors, and more familiar diversity concepts such as race, gender and national origin. We endeavor to have a Board of Directors representing diverse experience at policy-making levels in business, government, and education, and in areas that are relevant to our activities. Directors should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. These factors, and others considered useful by the Corporate Governance and Nominating Committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular time.

Directors are expected to possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They must also have an inquisitive and objective perspective and mature judgment. Board members are expected to rigorously prepare for, attend, and participate in all Board and applicable Committee meetings.

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The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders; however, such recommendations must be submitted in writing to our Corporate Secretary along with the candidate’s resume and any other relevant information. See “Shareholder Nomination of Directors” below.

Directors’ Attendance

In 2015, there were [•] meetings of the Board of Directors. All of the directors attended [•] of their respective board and committee meetings.

It is the policy of the board that each director, in the absence of extenuating circumstances, should attend our Annual Meeting of Shareholders in person. [•] of our directors attended our 2015 Annual Meeting.

Corporate Governance Guidelines (including Majority Voting Policy and Stock Ownership Guidelines)

We have adopted Corporate Governance Guidelines which are posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement). These Corporate Governance Guidelines are a set of policies intended to guide the Board of Directors in its governance practices in the future. In addition to addressing many of the items discussed in this Corporate Governance section, our Corporate Governance Guidelines include stock ownership guidelines (which are discussed in greater detail in the Compensation Discussion and Analysis section of this proxy statement), and a majority voting policy.

Under the majority voting policy, even though directors are elected by plurality vote, if a director receives in an uncontested election a greater number of “Withhold” votes than votes cast “For” his or her election, the Corporate Governance and Nominating Committee will undertake an evaluation of the appropriateness of the director’s continued service on the Board of Directors. In performing this evaluation, the Corporate Governance and Nominating Committee will review all factors deemed relevant, including the stated reasons why shareholders withheld votes for election from such director, the director’s length of service, his or her past contributions to the Company and the Board of Directors, including committee service, and the availability of other qualified candidates. The Corporate Governance and Nominating Committee will then make its recommendation to the Board of Directors. The Board of Directors will review this recommendation and consider such further factors and written information as it deems relevant.

Under this policy, the Corporate Governance and Nominating Committee will make its recommendation, and the Board of Directors will act on the committee’s recommendation, no later than 90 days following the date of the shareholders meeting. If the Board of Directors determines remedial action is appropriate, the director shall promptly take what action is requested by the Board of Directors. If the director does not promptly take the recommended remedial action, or if the Board of Directors determines that immediate resignation is in the best interests of the Company and its shareholders, the director shall promptly tender his or her resignation upon request from the Board of Directors.

We will publicly disclose the Board of Directors’ decision within four business days in a Current Report on Form 8-K with the SEC, providing an explanation of the process by which the decision was reached and, if applicable, the reason for not requesting the director’s resignation. The director in question will not participate in the Corporate Governance and Nominating Committee or the Board of Directors’ analysis.

Shareholder Nomination of Directors

Any shareholder of the Company may nominate one or more persons for election as a director at an Annual Meeting of Shareholders if the shareholder complies with the notice, information and consent provisions contained in our bylaws. We have an advance notice bylaw provision under which for a director nomination to be timely for the 2016 Annual Meeting, a shareholder’s notice to our secretary must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary of the date of the 2015 Annual Meeting. As a result, any notice for a director nomination given by a shareholder pursuant to the

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provisions of our bylaws must be received no earlier than March 11, 2016 and no later than the close of business on April 10, 2016.

If the date of our 2016 Annual Meeting is a date that is not within 30 days before or 60 days after July 9, 2016, the anniversary date of our 2015 Annual Meeting, shareholder director nominations must be delivered to our principal executive offices no earlier than the close of business on the 120th day before the 2016 Annual Meeting and not later than the close of business of (i) the 90th day prior to the 2016 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2016 Annual Meeting is first made by us.

Shareholder nominations must include the information regarding each nominee required by our bylaws. A copy of our bylaws is posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement). Nominations not made according to the procedures set forth in the applicable bylaws will be disregarded. The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders, when submitted in writing along with the candidate’s resume and any other relevant information. All candidates (whether identified internally or by a qualified shareholder) who, after evaluation, are then recommended by the Governance and Nominating Committee and approved by the Board of Directors, will be included in our recommended slate of director nominees in our proxy statement. For information about shareholder proposals (other than nominations of directors), please see “Shareholder Proposals to be Presented at Next Annual Meeting” in this proxy statement.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to our Corporate Secretary at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037. It is also posted on our web site under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

Amendments to or waivers of our Code of Business Conduct and Ethics granted to any of our directors or executive officers will be published promptly on our web site.

PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS

Individuals may contact our entire Board of Directors or an individual director by sending a written communication to the Board of Directors or such director in care of:

Corporate Secretary

PICO Holdings, Inc.

7979 Ivanhoe Avenue, Suite 300

La Jolla, California 92037

Each communication must set forth the name and address of the shareholder on whose behalf the communication is sent. Our Corporate Secretary may review the letter or communication to determine whether it is appropriate for presentation to the Board of Directors or to the directors or director specified. Advertisements, solicitations or hostile communications will not be presented. Communications determined by the corporate secretary to be appropriate for presentation will be submitted to our Board of Directors or to the directors or director specified immediately thereafter. If no director is specified, our Corporate Secretary will immediately forward appropriate letters or communications to our Chair of the Board of Directors.

A shareholder wishing to communicate directly with the non-management members of the Board of Directors may address the communication to “Non-Management Directors, c/o Board of Directors” at the same address above. These communications will be handled by our Chair of the Audit Committee. Finally, communications can be sent directly to individual directors by addressing letters to the director’s individual name, c/o the Board of Directors, at the address above.

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Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth information, as of March 1, 2016, with respect to the beneficial ownership of our common stock by (i) each person whom we know to be the beneficial owner of more than 5% of our common stock based upon Schedule 13G and Schedule 13D reports filed with the Securities and Exchange Commission, (ii) each of our directors, (iii) each “named executive officer”, and (iv) all of our current executive officers and directors as a group.

Unless otherwise indicated, the business address for each person is 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Except as otherwise noted, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned, subject to applicable community property laws. As of March 1, 2016, 23,037,587 shares of our common stock were outstanding.

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Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage Ownership
Named Executive Officers and Directors
John R. Hart(1) (15) (16)	296,087	1.3%
Maxim C. W. Webb (2) (15) (16)	76,676	*
John T. Perri (3) (15) (16)	28,073	*
Raymond V. Marino II	0	*
Carlos C. Campbell (4) (6)	4,407	*
Howard Brod Brownstein	0	*
Daniel B. Silvers	0	*
Andrew F. Cates	0	*
Michael J. Machado (6)	4,407	*
Kenneth J. Slepicka (6)	9,493	*
Eric Speron (5)	913,981	4.0%
Current Executive Officers and Directors as a Group (9 persons)	1,261,407	5.5%

5% Shareholders
RHJ International SA (7)	2,663,180	11.6%
Avenue Louise 326 1050 Brussels, Belgium
River Road Asset Management, LLC(8)	1,908,618	8.3%
462 S. 4th St., Ste 1600 Louisville, KY 40202
Bank of Montreal(9)	1,269,263	5.5%
1 First Canadian Place Toronto, Ontario, Canada M5X 1A1
Royce & Associates, LLC (10)	1,542,389	6.7%
745 Fifth Avenue, New York, NY 10151
The Vanguard Group (11)	1,184,593	5.1%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc. (12)	1,408,573	6.1%
55 East 52nd Street, New York, NY 10022
Central Square Management, LLC (13)	1,287,661	5.6%
1813 N. Mill Street, Suite F, Naperville, IL 60563
Calvert Investment Management, Inc. (14)	1,174,101	5.1%
4550 Montgomery Ave., Suite 1000N, Bethesda, Maryland 20814

* Represents less than 1% of the issued and outstanding shares of common stock as of the date of this table.

(1)	Represents 36,950 shares held in our 401(k) plan and 259,137 shares held directly. The number of shares shown above does not include 53,996 shares held in a deferred compensation trust account. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares. This number also does not include 53,572 shares of RSU that will not vest within 60 days.
(2)	Represents 1,290 shares held in our 401(k) plan and 75,386 shares held directly. The number of shares shown above does not include 1,375 shares held in a deferred compensation trust account. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares. This number also does not include 17,857 shares of RSU that will not vest within 60 days.
(3)	Represents 263 shares held in our 401(k) plan and 27,810 shares held directly. This number does not include 13,571 shares of RSU that will not vest within 60 days.
(4)	Represents 4,407 shares held directly. The number of shares shown above does not include 2,644 shares held in a deferred compensation trust account. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares.
(5)	Represents 20,900 shares held in a personal IRA account, 39,100 shares held directly and 190 shares held by Mr. Speron’s spouse in a personal IRA. This number also includes 853,791 shares held on behalf of clients of First Foundation Advisors.
(6)	The number of shares does not include 3,050 shares of RSU that will vest on June 3, 2016 (not within 60 days).
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(7)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 11, 2016. Kleinwort Benson Investors Dublin Limited (“Kleinwort Investors”) beneficially owned 2,663,180 shares, with shared voting and dispositive power over such shares. Kleinwort Investors is a wholly owned subsidiary of Kleinwort Benson Group Limited (“Kleinwort Group”), which is a wholly owned subsidiary of RHJ International SA (“RHJ”). As such, RHJ and Kleinwort Group may be deemed to beneficially own all shares beneficially owned by Kleinwort Investors.
(8)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 12, 2016. River Road Asset Management, LLC beneficially owned 1,908,618 shares, with sole voting power over 1,566,081 shares and sole dispositive power over 1,908,618 shares.
(9)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 16, 2016. BMO Asset Management Corp. beneficially owned 1,250,146 shares, with sole voting power over 1,093,320 shares, shared voting power over 4,348 shares, and sole dispositive power over 1,250,146 shares. BMO Harris Bank N.A. beneficially owned 13,394 shares, with sole voting power over 12,855 shares, and shared dispositive power over 13,394 shares. Bank of Montreal is the ultimate parent company of BMO Asset Management, Corp., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and BMO Harris Bank N.A., a bank as defined in section 3(a)6 of the Securities Exchange Act of 1934, as amended. As parent company, Bank of Montreal is deemed to beneficially own 1,269,263 shares held by its subsidiaries, with sole voting power over 1,106,205 shares, shared voting power over 4,348 shares, sole dispositive power over 1,250,146 shares, and shared dispositive power over 16,564 shares.
(10)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on January 20, 2016.
(11)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 11, 2016. The Vanguard Group, Inc. beneficially owned 1,184,593 shares, with sole voting power over 28,759 shares, sole dispositive power over 1,157,134 shares, and shared dispositive power over 27,459 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 27,459 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 1,300 shares as a result of its serving as investment manager of Australian investment offerings.
(12)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on January 27, 2016. BlackRock, Inc. beneficially owned 1,408,573 shares, with sole voting power over 1,342,445 shares, and sole dispositive power over 1,408,573 shares, which shares are reported by BlackRock, Inc. as a parent holding company of its subsidiaries.
(13)	Beneficial ownership of shares as reported on Schedule 13D/A filed with the SEC on February 12, 2016. Central Square Capital LP (“Central Square Capital”) beneficially owned 852,805 shares, with shared voting and dispositive power over 852,805 shares. Central Square Capital Master LP (“Central Square Master”) beneficially owned 434,856 shares, with shared voting and dispositive power over 434,856 shares. Central Square GP LLC (“Central Square GP”) as the general partner of Central Square Capital, may be deemed the beneficial owner of the 852,805 shares owned by Central Square Capital. Central Square GP II LLC (“Central Square GP II”), as the general partner of Central Square Master, may be deemed the beneficial owner of the 434,856 shares owned by Central Square Master. Central Square Management LLC (“Central Square Management”), as the investment manager of each of Central Square Capital and Central Square Master, may be deemed the beneficial owner of the (i) 852,805 shares owned by Central Square Capital and (ii) 434,856 shares owned by Central Square Master. Mr. Cardwell, as the managing member of each of Central Square GP, Central Square GP II and Central Square Management, may be deemed the beneficial owner of the (i) 852,805 shares owned by Central Square Capital and (ii) 434,856 shares owned by Central Square Master.
(14)	Beneficial ownership of shares as reported on Schedule 13G filed with the SEC on February 16, 2016. Calvert Investment Management, Inc. beneficially owned 1,174,101 shares, with shared voting and dispositive power over such shares.
(15)	Shares shown as beneficially owned by the NEO do not include shares issuable upon exercise of SAR, which are exercisable or may be exercised within 60 days of February 19, 2016, because none of the outstanding SAR were in-the-money as of February 19, 2016. As of February 19, 2016, the total number of SAR held by NEOs were 466,470 and held as follows: (a) 419,178 SAR for Mr. Hart, (b) 17,292 SAR for Mr. Webb, and (c) 30,000 SAR for Mr. Perri. The actual number of shares to be issued to a NEO who exercises a SAR will be based on the net exercise value (that is, the market price per share of our stock on the date of exercise, minus the exercise price) times the number of SAR exercised, minus applicable taxes withheld in the form of shares.
(16)	Shares shown as beneficially owned by the NEO do not include shares issuable upon exercise of Performance-Based Options, which are not exercisable within 60 days of February 19, 2016, because none of the vested Performance-Based Options can meet the stock price contingency within 60 days of February 19, 2016. As of February 19, 2016, the total number of Performance-Based Options held by NEOs was 453,333, of which 163,703 had vested. The Performance-Based Options were held as follows: (a) 285,714 total Performance-Based Options (103,174 vested) for Mr. Hart, (b) 95,238 total Performance-Based Options (34,391 vested) for Mr. Webb, and (c) 72,381 total Performance-Based Options (26,138 vested) for Mr. Perri.
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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership on Form 3 and reports of changes in beneficial ownership of our common stock on Form 4 with SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

Based upon a review of the copies of these reports received by the Company and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all reports required to be filed by the directors, officers, and holders of more than 10% of the Company’s common stock, pursuant to Section 16 of the Exchange Act since January 1, 2015, were filed on a timely basis.

Compensation Discussion and Analysis

Overview

This CD&A discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the year ended December 31, 2014, for the following NEOs, whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this proxy statement:

●	John R. Hart	President and Chief Executive Officer
●	Maxim C.W. Webb	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
●	John T. Perri	Vice President and Chief Accounting Officer
●	W. Raymond Webb	Vice President of Investments

We present our CD&A in the following sections:

1.	Executive Summary. In this section, we highlight our business model and compensation philosophy and certain governance aspects of our executive compensation program.
2.	Executive Compensation Program. In this section, we describe the Company’s executive compensation philosophy and process and the material elements of our executive compensation program.
3.	2014 Executive Compensation Decisions. In this section, we provide an overview of our Compensation Committee’s executive compensation decisions for 2014 and certain actions taken before or after 2014 when doing so enhances the understanding of our executive compensation program.
4.	Other Executive Compensation Matters. In this section, we review certain governance aspects of our executive compensation program, the accounting and tax treatment of compensation and the relationship between our compensation program and risk.

Executive Summary

Our Business Model Drives our Compensation Philosophy and Programs

As a diversified holding company, we believe that we have a business model that is unique for a public company. To maximize long-term shareholder value, our strategic mission is to select and develop undervalued assets to achieve a superior return on net assets. To do this we:

(i)	evaluate, acquire and develop undervalued assets in strategic asset classes at valuations that we believe provide significant downside risk protection;
(ii)	enhance the value of those assets through our operational expertise, development activities, transaction structure and efficient use of capital; and
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(iii)	attempt to achieve gains in book value per share through both operating returns and disposition of assets at appropriate times.

Asset dispositions frequently are several years following our acquisition of such assets. We are risk averse, using appropriate levels of debt in our investments, and we are focused on long-term returns. Because our business model focuses on long-term objectives rather than short-term earnings, our compensation arrangements are principally driven by increases in shareholder equity over the long-term.

This business strategy requires a management team that functions within an entrepreneurial culture with demonstrated expertise in asset and business acquisitions, investments in all types of securities (public and private) and financial management and business operations of acquired entities in local as well as international markets. Our management team must review, operate and manage a broad and diversified range of businesses, investments, assets, and operations that currently include water resources and storage, real estate, agribusiness and oil and gas, but may include related or unrelated businesses in the future. In addition, our management team must assist in setting strategic direction for each business and the company as a whole. This team is also responsible for seeking and investigating new investment and acquisition opportunities as well as coordinating and maintaining good investor relations.

We have a simple compensation philosophy, which is to hire good people and pay them for performance that is measured by increases in shareholder value. We define “good people” as individuals who are smart, resourceful, experienced, hardworking, and ethical. A relatively small number of people have been part of the core team of executives responsible for driving our performance over the long-term. Our CEO and Chief Financial Officer (“CFO”) have been with the Company for over 18 years and our other NEOs have all been with the Company for over 15 years. Our CEO was instrumental in restructuring the Company and developing and implementing our business model. Our small management team provides for more efficient decision making and greater accountability.

Although we may pay out on our incentive compensation awards in a particular year, this compensation is a result of years of cumulative efforts that are recognized when there is a monetization event. This practice more closely aligns the compensation of our executive officers with our corporate objectives and risk tolerance.

Corporate Governance Highlights

	What we do		What we don’t do
✓	Design executive compensation program to align pay with performance so that a significant portion of compensation is “at-risk” based on corporate performance	☑	No excessive change in control severance payments
✓	Use multi-year vesting requirements	☑	No hedging or pledging by executive officers or directors
✓	Use performance-based vesting requirements for equity incentives	☑	No overlapping metrics for cash and equity incentives
✓	Maintain stock ownership guidelines	☑	No tax gross-ups
✓	Provide “double-trigger” change in control benefits	☑	No excessive prerequisites
✓	Maintain claw back policy	☑	No repricing of underwater stock options

Executive Compensation Program

Our Compensation Philosophy

Our compensation philosophy is based on retaining our long-tenured executive team that is instrumental to our success. Our CEO and CFO have been with the Company for over 18 years and our other NEOs have all been

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with the Company for over 15 years. We consider retention of our key executives important because it could be very disruptive and costly for our business if we needed to replace any of our key executives. Our CEO was instrumental in restructuring the Company and developing and implementing our business model. Our other NEOs (as well as the senior executives of our businesses) are his handpicked team that has assisted our CEO in successfully executing our business strategy, in many cases for over a decade. They have acquired a valuable and specific skill set over the years with us that we would have a difficult time replacing.

Our executive compensation program is designed to retain our executive officers and, when warranted based on successful performance, reward them for achieving superior growth in book value per share with moderate risk. One way we measure our success is by the long-term growth in our book value per share. In structuring our cash incentive award program, we use the growth in our book value per share because that metric focuses our management team on overall business growth and long-term profitability and directly influences shareholder value. As our book value per share declined in the year ended 2014, none of our NEOs earned a cash incentive award. Additionally, we use changes in our stock price as a metric for measuring our long-term performance. Our CEO and other NEOs have been awarded stock based compensation in the form of service vesting restricted stock units (“RSU”), performance-based price-contingent stock options (“Performance-Based Options”), and prior to 2007 in the form of stock-settled appreciation rights (“SAR”). Their compensation is, therefore, closely aligned to the long-term growth in our stock price.

Because of the relatively infrequent timing of our asset monetization transactions, we do not have a short-term focus on earnings. As a result, we do not believe that short-term measures are useful in evaluating our financial performance or compensating our executives. Although we may pay out on our incentive compensation awards in a particular year, this compensation is a result of years of cumulative efforts that are recognized when there is a monetization event. This practice more closely aligns the compensation of our executive officers with our corporate objectives and risk tolerance.

The Role of the Compensation Committee in Determining Executive Compensation

Our executive compensation program is subject to a thorough process that includes Compensation Committee review and approval of program design and practices; the advice of an independent third-party compensation consultant engaged by the Compensation Committee; and consistently applied practices with respect to incentive compensation. The Company’s compensation program is intended to be equitable, accountable, transparent and shareholder-centric.

Our Compensation Committee is composed of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “non-employee directors” within the meaning of Exchange Act Rule 16b-3, who also meet the independence requirements of the NASDAQ Global Market. The Compensation Committee is responsible for assuring that all of our executive compensation decisions are developed, implemented and administered in a way that supports our fundamental philosophy that a significant portion of executive compensation is linked to our performance. To this end, the Compensation Committee oversees and administers all of our executive compensation plans and policies, administers our 2014 Equity Incentive Plan (including reviewing and approving grants of awards under the 2014 Equity Incentive Plan), and annually reviews and approves the individual elements of the NEOs’ total compensation packages.

Management Interaction with Committee

In carrying out its responsibilities, our Compensation Committee works with members of our management team, including our CEO. The management team assists our Compensation Committee by providing information on Company and individual performance, market data, and management’s perspective and recommendations on compensation matters. Our Compensation Committee solicits and reviews the CEO’s recommendations and proposals with respect to annual cash compensation adjustments, equity incentive awards, program structures, and other compensation-related matters (other than for the CEO). Our Compensation Committee uses the CEO’s recommendations and proposals as one of many factors in reviewing and approving the compensation for the

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Company’s NEOs (other than the CEO) and direct reports to the CEO. Our Compensation Committee meets in executive session to set the compensation of our CEO.

Use of Independent Compensation Consultant

Our Compensation Committee engages an independent compensation consultant to provide the Committee with information, recommendations, and other advice relating to executive compensation. For fiscal 2014, the Committee engaged Compensia to serve as the independent compensation advisor. Compensia serves at the discretion of the Committee and regularly meets with the Committee, both with and without management present.

In fiscal 2014, Compensia regularly participated in Committee meetings and provided assistance to the Committee, including:

✓	Review and analysis related to our executive officers’ base salaries, annual cash incentive compensation, and equity incentive compensation levels and plan structures;
✓	Assessment of industry trends, corporate governance and legislative environment;
✓	Develop “tally sheets” to provide a comprehensive view of our executive officers’ total compensation arrangements, including cash compensation (fixed and variable), equity incentive compensation (past awards and the current and projected values of these awards), and post-employment obligations (severance and change-of control-benefits);
✓	Review of equity compensation design and strategy; and
✓	Review of the Compensation Discussion & Analysis.

In fiscal 2014, Compensia was not engaged by management to provide any services to the Company. The Committee reviewed Compensia’s independence in fiscal 2014 and found that there were no conflicts of interest.

Use of Market Data

For purposes of comparing our executive compensation against the competitive market, our Compensation Committee utilizes two sets of peer groups. Our primary peer group consists of 12 companies that we believe most closely match us in terms of business structure and were within our desired range for gross assets and market capitalization. Our secondary peer group consists of 20 companies from the broader financial industry that were within our desired range for gross assets and market capitalization. We use the primary peer group to provide us compensation information for companies most like us. However, because of the limited number of companies we could identify, we use the broader group to provide a more general understanding of compensation levels and design for financial companies. We limit peer companies to a range of between 50% and 200% of our gross assets and market capitalization at the time we review the peers. The Committee reviews the Company’s peer groups at least annually and makes adjustments to its composition, taking into account changes in both the Company’s business and the businesses of the companies in the peer group.

Our primary peer group consisted of the following 12 companies:

Biglari Holdings	Hercules Technology Growth Cap	MCG Capital
Blackstone Mortgage Trust	ICG Group	Otter Tail
Capital Southwest	KCAP Capital	Safeguard Scientifics
Harris & Harris Group	Main Street Capital	Triangle Capital

Our secondary peer group consisted of the following 20 companies:

Biglari Holdings	GFI Group	MCG Capital
Calamos Asset Management	Green Dot	Otter Tail
Capital Southwest	Greenhill & Co	Piper Jaffray
Cowen Group	Hercules Technology Growth Cap	Safeguard Scientifics
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Encore Capital Group	HFF	Triangle Capital
Evercore Partners	Ladenburg Thalmann Financial	World Acceptance
FBR & Co	Main Street Capital

To analyze the compensation practices of the peer group companies, Compensia gathered data from public filings. This market data, consisting of the peer proxy data was then used as a reference point for the Committee to assess the Company’s current compensation levels in the course of its deliberations on compensation forms and amounts. Our Compensation Committee also considered how much hedge funds or private equity groups would receive as fees if it had the same amount of assets under management as our gross assets, because our key executives may have opportunities in the hedge fund and private equity industry. Understanding the fee structure of hedge funds and private equity provides the Committee an additional data point on the competitiveness of our executive compensation program.

Determining the Amount of Compensation for Our NEOs

The amount of compensation we provide our NEOs is intended to be:

Reasonable and appropriate for our business needs and circumstances. Our Compensation Committee considers as reference points for comparative purposes compensation practices of other public companies as well as hedge funds where our executives could find employment. While we develop peer groups for reviewing market practices, because of our unique business model, we use the peer groups for informational purposes and do not target specific benchmark percentiles.

Internally fair and equitable relative to roles, responsibilities and work relationships. Management and the Compensation Committee may consider certain business and individual factors to evaluate internal fairness and equity. We do not attempt to establish specific internal relationships among the NEOs.

Variable from year-to-year based on the Company’s performance (“pay-for-performance”). Our annual cash incentive program and equity incentive awards deliver compensation to our NEOs when we achieve our financial objective of growing book value per share and the price of our stock appreciates above the value of the equity based award.

Reflective of the lean management structure we employ. We have a limited set of executives and staff running our operations. This keeps our overall corporate overhead at reasonable levels, but also demands more from our team. The Compensation Committee takes into account the overall cost savings of our model when considering compensation.

Focused on retaining the core team of executives. Retention of our core team of executives is critical to our business strategy, because the loss of any executive will require significant resources to replace. The Compensation Committee considers the retention of the executives when designing the executive compensation program.

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Key Components of Our NEO Compensation Program

This table includes the principal components of our pay-for-performance approach.

Component	Purpose	Form	Pay-for-Performance	Comment
Base salary	Provide sufficient competitive pay to attract and retain experienced and successful executives.	Cash	Adjustments to base salary consider individual performance, contributions to the business, competitive practices and internal comparisons.	Annual fixed cash compensation. Base salary reflects the employee’s level of responsibility, expertise, skills, knowledge and experience. For our CEO, base salary is fixed for the term of his employment agreement, subject to annual cost of living adjustments. For our other NEOs, base salary is reviewed on an annual basis.

Cash incentive	Encourage and reward contributions to our financial results. Engage executives in execution of our business strategy. Emphasize accountability for results.	Cash	The potential award amount varies with the degree to which we increase our book value per share in comparison to the performance of the S&P 500 over a five-year period.	Annual variable cash compensation. The Compensation Committee determines and approves the actual amount earned after the close of the fiscal year.

Equity incentive	Encourage and reward building long-term shareholder value, employment retention and company stock ownership. Align executives with shareholder interests and retain executive officers through long-term vesting.	RSU and Performance-Based Options	RSU retain executives and align them with shareholders’ interests by awarding a fixed number of shares upon vesting. Performance-Based Options reward building long-term shareholder value (see equity compensation section for a more detailed description of Performance-Based Options).	The Compensation Committee, at its sole discretion, determines the value of stock-based awards granted each year. We require stock ownership through stock ownership guidelines applicable to our CEO, CFO and other designated executive officers.
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We also provide the following compensation and benefit programs to our executives, many of which are broadly available to all of our employees:

Component	Objectives and Basis	Form
Retirement benefits	Retain and recruit our executive officers.	401(k) plan. Provides a tax-deferred means to save for retirement. The NEOs have the opportunity to participate in this Section 401(k) plan on the same basis as all of our other employees.

Deferred compensation opportunity	Retain and recruit our executive officers by offering them an opportunity to defer income tax on amounts deferred.	Non-qualified deferred compensation plan. We do not make any matching or other contributions to the nonqualified deferred compensation plan. The amounts deferred under the plan are credited with interest, earnings, appreciation, losses and depreciation based on the performance of equities, bonds or cash selected by the participants, and are held in a grantor trust, the assets of which are subject to the claims of our creditors.

Insurance and other benefits	Provide for the safety and wellness of all of our employees, including our executive officers.	These benefits include health insurance, life insurance, dental insurance, vision insurance, and disability insurance, which are available to all employees, including our NEOs, on a nondiscriminatory basis.

Termination and severance benefits	Retain and recruit our executive officers.	Various, including cash and accelerated vesting of equity incentives in certain circumstances.

2014 Executive Compensation Decisions

Say-on-Pay Vote

At our 2014 Annual Shareholder Meeting, 82.8% of our shareholders voted in favor of our non-binding, advisory vote on our executive compensation program. Our Compensation Committee considered the results of the vote and reviewed feedback we have received on our executive compensation program along with the reports of Institutional Shareholder Services (“ISS”) and Glass Lewis and determined that there were no issues with our current executive compensation program and therefore our Compensation Committee did not make any changes to our compensation program as a result of the 2014 vote.

Assessment of 2014 Executive Officer Compensation

During 2014, the Compensation Committee performed a formal assessment of our executive compensation program with assistance from its independent executive compensation consulting firm, Compensia. As explained in greater detail in the following section, we took the following actions regarding executive compensation in 2014:

•	Our CEO, CFO, and V.P. of Investments received a base salary increase to reflect cost of living adjustments and our Chief Accounting Officer (“CAO”) received a 34.5% increase to reflect a market based adjustment;
•	None of our executive officers earned a cash incentive award in 2014 under our incentive plan; and
•	We granted equity compensation awards to certain of our NEOs consisting of both RSU and Performance-Based Options. In order for the Performance-Based Options to be exercisable, the Company’s stock price must be at least 125% of the Company’s stock price at the grant date for a period of at least 30 trading days.
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2014 Cash Compensation

Base Salary: At the beginning of 2014, we increased the base salaries of our CEO, CFO, and V.P. of Investments by 0.9% as a cost of living adjustment and increased the base salary of our CAO by 34.5% to reflect a market based adjustment.

Officer	2013 Salary	2014 Increase	2014 Salary
John R. Hart	$2,094,482	0.9%	$2,113,000
Maxim C.W. Webb	$525,789	0.9%	$530,500
John T. Perri	$297,413	34.5%	$400,000
W. Raymond Webb	$249,489	0.9%	$251,700

Cash Incentive Awards: We provide cash incentive awards that are based on the Company’s increase in book value in comparison to a five-year annualized total return of the Standard & Poor’s 500. While we evaluate performance annually, the metrics relate to our long-term performance, rather than a short-term focus on annual earnings. This is because changes in our book value may only be realized when we sell an investment after many years of work in developing it. Accordingly, these awards motivate our executive officers and align their interests with our business strategy and thus, the interests of our shareholders.

In order to receive a payment, annual growth in our book value per share has to exceed a threshold level of 80% of the Standard & Poor’s 500’s annualized total return for the previous five calendar years. We tie our cash incentive awards to the five-year average of the Standard & Poor’s 500 index in order to emphasize long-term performance and to pay for relative performance that is better than the general market. We believe that this approach closely aligns our executive officers’ pay with our corporate objectives and risk tolerance.

Our CEO’s employment agreement provides for a cash bonus when our growth in annual book value per share exceeds 80% of the Standard & Poor’s 500’s annualized total return for the previous five calendar years. If our growth in book value per share in a fiscal year exceeds the threshold level, our CEO will receive 7.5% of the increase in book value per share multiplied by the number of shares of our common stock outstanding at the beginning of the fiscal year.

In addition, our Board of Directors has determined to provide Messrs. M. Webb and Perri with an annual incentive award equal to each of their base salaries multiplied by the ratio of the annual incentive compensation payments paid to our CEO to our CEO’s base salary. For example, if our CEO’s total incentive compensation payments equal 50% of his base salary, each of these NEOs is eligible to receive an incentive compensation award equal to 50% of his base salary. As a result, the incentive compensation opportunity for each of these two NEOs is based on the same growth in book value per share metric that is applicable to our CEO.

In 2014, our book value per share declined and as a result, none of our NEOs received an annual incentive compensation award for 2014.

2014 Equity Incentives

Under the 2014 Equity Incentive Plan, which was approved by shareholders in 2014, the Compensation Committee may award to participants various forms of equity-based incentives, including SAR, Performance-Based Options, restricted stock, RSU, performance awards, deferred compensation awards, and other stock-based awards.

Historically, the Company has not made annual awards of equity incentives. Rather, we have granted equity incentive awards periodically every several years. In accordance with our equity incentive program, we did not grant any equity incentive awards to our NEOs in 2013, 2012 and 2011, because we granted a multi-year award in 2010. Consequently, when we have made such awards, for example in 2010, this has resulted in the appearance that we granted equity incentive compensation at levels in excess of the companies in our peer group. Under SEC rules, equity incentive awards must be reported at their grant date value in the year of grant regardless of the vesting period for the award or the frequency of the grants. To address concerns from our institutional investors and their advisers and better align with the prevailing market practice, we commenced a program in 2014 to make annual grants (in smaller amounts than a multi-year award) with at least one-half of the exercisability of the award tied to performance-based criteria.

The Compensation Committee determined that an appropriate form of equity incentive compensation for our NEOs should be comprised of a mix of equity awards with at least one-half of the awards, based on their approximate grant date accounting value, consisting of Performance-Based Options and the remainder consisting of service-vesting RSU, which vest annually in four equal installments. Performance-Based Options are granted with exercise prices at the fair market value of our stock on the grant date and will have a typical three year

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vesting schedule, but, in addition, must achieve a stock price target in order to be exercisable. For example, if we were to grant a stock option with a stock price contingency of 125% of the grant date stock price and our stock price was $20 on the grant date, then (i) the exercise price of the option would be $20; (ii) the option would vest ratably over three years; and (iii) to be exercisable, the average stock price for thirty trading days would need to be equal to or more than $25 per share. Once the stock achieved this stock price target the stock option would be exercisable to the extent vested and any portion of the option that was not vested at the time the price target was met, would be exercisable as it vested. The price target needs to be achieved once for the option to be exercisable and later declines in the stock price below the price target ($25 per share in our example) would not affect the exercisability of the option. We believe these price-contingent stock options align the executives with the shareholders and provide the long-term focus we strive for in our executive compensation program and provide a reasonable reward to our executives for a 25% increase in our market capitalization from the option grant date.

	Performance-Based Options		RSU
Named Executive Officer	Options Granted	Grant Date Fair Value	RSU Granted	Grant Date Fair Value	Total Value
John R. Hart	285,714	$1,475,705	71,429	$1,393,580	$2,869,285
Maxim C.W. Webb	95,238	$837,881	23,810	$464,533	$1,302,414
John T. Perri	72,381	$636,791	18,095	$353,033	$989,824

Other Executive Compensation Matters

Shareholder Engagement

We engage with our shareholders to see if they have any concerns with our executive compensation program and corporate governance policies. After receiving significant shareholder feedback in 2011, we enacted a set of policy changes in 2012, which are described below, and we strive to adopt best-practice executive compensation policies. Subsequent to the policy changes in 2012, we continue to have dialog with our shareholders regarding stock-based compensation.

Claw Back Policy

In 2012 we adopted a policy that would require our CEO, CFO and other designated executive officers, to repay to us the amount of any annual cash incentive received to the extent that:

•	The amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within 12 months of such payment;
•	The executive officer had engaged in theft, dishonesty or intentional falsification of our documents or records that resulted in the obligation to restate our financial results; and
•	A lower annual cash incentive would have been paid to the executive officer based upon the restated financial results.

The Compensation Committee is responsible for the interpretation and enforcement of this repayment policy. We intend to amend our repayment policy to comply with any additional requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 after the SEC adopts regulations implementing those requirements.

Stock Ownership Guidelines

Our stock ownership guidelines for our CEO, CFO and other executive officers designated by the Compensation Committee help ensure that those officers maintain an equity stake in the Company, and by doing so, appropriately link their interests with those of other shareholders. We also have stock ownership guidelines for our non-employee directors, which are addressed below with the discussion of director compensation. These ownership guidelines count shares actually owned, vested deferred stock units, and 50% of the vested stock options and SAR towards the equity ownership requirement. Until the applicable stock ownership guideline is

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met, the officer is required to retain 25% of the net shares received as a result of the exercise of the Company’s stock options or SAR and receipt of RSU. Each of our executive officers are in compliance with the guidelines.

The guidelines are as follows:

Role	Ownership Guideline

CEO	lesser of 275,000 shares or 3x base salary

CFO	lesser of 18,000 shares or 1x base salary

Other designated executive officers	lesser of 10,000 shares or 1x base salary

Termination and Change in Control

We provide certain termination of employment payments and benefits to our NEOs. We provide these payments and benefits to help retain and recruit our NEOs, which is one of the primary objectives of our executive compensation program. We believe that providing these benefits allows our NEOs to focus on our business and what is in the best interests of our shareholders regardless of the potential impact on them personally. Our Compensation Committee determined the level of benefits based on a review of the market by our independent compensation consultant, the recommendations of management and considering the nature of our business and executive compensation program.

All stock-based awards for our executives provide that the unvested equity awards assumed by a buyer in the event of a change of control would not automatically accelerate at the close of the transaction (a “single trigger”) and instead the vesting would only accelerate if there was a qualifying termination following the change in control (i.e., “double trigger” treatment of unvested awards).

See “Potential Payments upon Termination or Change in Control” for a more detailed description of our termination and change in control benefits for the NEOs.

Tax and Accounting Treatment of Compensation

Under Section 162(m) of the Internal Revenue Code, annual compensation in excess of $1 million to each of a company’s CEO and three other most highly compensated executive officers, not including the CFO, (the “covered employees”) is not deductible as compensation expense for United States federal income tax purposes. However, certain types of compensation, including performance-based compensation, may be exempt from this limit if the material terms of the performance goals under which the compensation is to paid have been disclosed to, and subsequently approved by the shareholders, and the additional requirements for exemption have been satisfied. In structuring the annual and equity incentive awards for our NEOs, the Company considers Section 162(m) and how compensation must be structured to be qualifying “performance-based compensation.” In its discretion, the Company may try to qualify compensation as “performance-based”, but may also pay compensation that does not qualify as “performance-based” if the Committee determines that form of compensation is in the best interest of the Company and its shareholders.

To enable the Company to provide incentive compensation to its covered employees that may qualify for full federal income tax deductibility, we submitted a Performance Incentive Plan (“Plan”) to shareholders in 2013, which shareholders approved. By approving the Plan, the shareholders approved, among other things, the participant eligibility requirements, the performance criteria upon which incentive awards may be based, and the maximum dollar amount of compensation that may be paid to any participant for each fiscal year contained in the performance period applicable to an incentive award.

Under Internal Revenue Code Section 409A, a nonqualified deferred compensation plan, must comply with certain requirements related to the timing of deferral and distribution decisions, otherwise amounts deferred under the plan could be included in gross income when earned and be subject to additional penalty taxes. We administer our equity plans and equity awards in accordance with Section 409A requirements.

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Compensation Risk Management

The Compensation Committee considered the risk in our compensation programs and practices and determined:

•	Our focus is on long-term growth with reasonable leverage, and this philosophy is conducive to minimizing compensation related risks;
•	Our incentive plans are well designed, effectively administered, focused on relevant performance measures;
•	Our plans are reasonable with respect to potential compensation levels;
•	The elements of our compensation plan are appropriately weighted in our overall mix that achieves a balance of focus between operating results and strategic results;
•	Base salaries for executive officers are sufficiently competitive to eliminate the need for them to take unnecessary risk in order to earn large incentives necessary to provide adequate cash compensation;
•	Equity-based compensation levels are competitive and sufficient to provide a balanced focus between short- and long-term priorities and results and does not encourage the taking of short-term risks at the expense of long-term results; and
•	Our insider trading policies, independent oversight by the Compensation Committee, and our stock ownership guidelines and “claw back policy” mitigate any potential risks in our compensation programs.
•	Based on this review, the Compensation Committee concluded that our compensation policies, plans, and practices do not encourage unnecessary or unreasonable risk-taking and do not encourage executives or employees to take risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filing.

The Compensation Committee has reviewed and discussed the foregoing CD&A with management. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

Compensation Committee:

Carlos C. Campbell, Chair
Robert G. Deuster
Kristina M. Leslie
Michael J. Machado

Compensation Tables and Narrative Disclosures

The following tables, narrative disclosures and footnotes describe the total compensation and benefits for our NEOs for fiscal 2014. The values presented in the tables do not always reflect the actual compensation received by our NEOs during the fiscal year because some portion of an NEO’s compensation may have been deferred pursuant to our nonqualified deferred compensation plan.

Summary Compensation Table

The following table presents information concerning the compensation of the NEOs for services during 2014, 2013, and 2012. The SEC’s current executive compensation disclosure rules require us to value stock awards and option awards reported in the following table using the grant date fair value of the awards, rather than using the amount recognized for financial statement reporting purposes to value these awards.

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Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total Compensation
John R. Hart, CEO	2014	$2,113,000		$1,393,580	$1,475,705		$40,300	$5,022,585
President & Chief Executive Officer	2013	$2,094,482					$39,700	$2,134,182
	2012	$2,059,471					$39,000	$2,098,471

Maxim C. W. Webb, CFO	2014	$530,500		$464,533	$837,881		$40,300	$1,873,214
Executive Vice President, Chief Financial Officer,	2013	$525,789					$47,949	$573,738
Treasurer & Secretary	2012	$517,000					$39,000	$556,000

John T. Perri, CAO	2014	$400,000		$353,033	$636,791		$40,300	$1,430,124
Vice President & Chief Accounting Officer	2013	$297,413	$125,000				$41,016	$463,429
	2012	$288,750					$39,000	$327,750

W. Raymond Webb	2014	$251,700					$34,829	$286,529
Vice President, Investments	2013	$249,489					$35,768	$285,257
	2012	$245,319					$33,438	$278,757

(1)	The reported values reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718. As these values reflect the aggregate grant date fair value, they do not necessarily correspond to the actual value that may be recognized. The assumptions that we made to determine the value of our awards for accounting purposes are described in detail under the section titled Stock-Based Compensation in Note 10 of the notes to consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 16, 2015.
(2)	Amounts in this column include contributions made by the Company on behalf of the NEOs to the 401(k) plan and health savings accounts. It also includes amounts for service awards paid in the Company’s stock and expense reimbursements.

Grants of Plan-Based Awards

The following table presents information regarding the equity-based awards granted to the NEOs during 2014.

Name	Grant Date and Date of Committee Action	Number of Shares of Stock or Units	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
John R. Hart
Restricted Stock Units (1)	11/14/2014	71,429	$19.51	$1,393,580
Performance-Based Options (2)	11/14/2014	285,714	$19.51	$1,475,705
Total		357,143		$2,869,285

Maxim C.W. Webb
Restricted Stock Units (1)	11/14/2014	23,810	$19.51	$464,533
Performance-Based Options (2)	11/14/2014	95,238	$19.51	$837,881
Total		119,048		$1,302,414
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John T. Perri
Restricted Stock Units (1)	11/14/2014	18,095	$19.51	$353,033
Performance-Based Options (2)	11/14/2014	72,381	$19.51	$636,791
Total		90,476		$989,824

(1)	Represents RSU granted under the 2014 Equity Incentive Plan. The aggregate grant date fair value of these awards was computed based on the closing price of the Company’s stock on the date of grant. These awards are subject to the NEOs continued employment or service with us. These RSU will vest annually in four equal installments beginning on November 14, 2015, and may also vest earlier in connection with certain terminations of employment.

(2)	Represents Performance-Based Options granted under the 2014 Equity Incentive Plan. The aggregate grant date fair value of these options was computed using a Monte Carlo model. The Performance-Based Options contain a market condition based on the achievement of a stock price target during the contractual term and vest monthly over a three year period. The vested portion of the options may be exercised only if the 30-trading-day average closing sales price of the Company’s common stock equals or exceeds 125% of the grant date stock price. The stock price contingency may be met any time before the options expire and it only needs to be met once for the Performance-Based Options to remain exercisable for the remainder of the term.

Pension Benefits and Non-qualified Deferred Compensation Plans

We do not maintain any qualified or non-qualified defined benefit pension plans. Our executive officers, however, may make voluntary deferrals of salary, bonus and other cash compensation through our non-qualified deferred compensation plan. We do not make any matching or other contributions to the non-qualified deferred compensation plan. Amounts deferred under the plan therefore have already been earned, but participating executive officers have chosen to defer receipt of the cash payment under the terms of the plan.

Each NEO who chooses to defer compensation under our non-qualified deferred compensation plan may elect, in accordance with Section 409A of the Internal Revenue Code, to receive payment in the form of a lump sum on a date certain or on separation from service, or in the form of up to 10 substantially equal annual installments beginning on a certain date or separation from service. Payment will automatically be made in a lump sum upon an executive officer’s death. Payment under the plan may also be made in connection with an unforeseeable emergency or certain terminations of the plan.

Amounts deferred under the non-qualified deferred compensation plan are credited with interest, earnings, appreciation, losses and depreciation based on the performance of the investments held in the plan. Each individual participant bears their own market risk and reward for their own deferrals under the plan.

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Non-qualified Deferred Compensation

The following table presents information regarding the contributions to and earnings on NEOs deferred compensation balances during 2014, and also shows the total deferred amounts for the NEOs at the end of 2014.

Name	Executive Contributions In 2014	Registrant Contributions In 2014	Aggregate Earnings In 2014(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2014(1)

John R. Hart			$957,678		$18,599,166
Maxim C.W. Webb			$230,558		$3,027,732
John T. Perri			$76,556	$221,282	$545,477
W. Raymond Webb			$14,310	$199,852	$1,927,133
	—	—	$1,279,102	$421,134	$24,099,508

(1)	The balances shown in this table represent compensation previously reported in the Summary Compensation Table, except for amounts attributable to aggregate earnings, which are not reportable in the Summary Compensation Table because we do not provide above market or preferential earnings on non-qualified deferred compensation.

Outstanding Equity Awards at Fiscal Year-End

The following tables provide information on the outstanding equity awards for the NEOs as of December 31, 2014.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
John R. Hart
SAR (1)	838,356		$33.76	12/12/2015
SAR (1)	419,178		$42.71	8/2/2017
Performance-Based Options (2)	7,936	277,778	$19.51	6/14/2019
RSU (3)					71,429	$1,346,437

Maxim. C.W. Webb
SAR (1)	163,799		$33.76	12/12/2015
SAR (1)	17,292		$42.71	8/2/2017
Performance-Based Options (2)	2,645	92,593	$19.51	11/14/2024
RSU (3)					23,810	$448,819

John T. Perri
SAR (1)	30,000		$33.76	12/12/2015
SAR (1)	30,000		$42.71	8/2/2017
Performance-Based Options (2)	2,010	70,371	$19.51	11/14/2024
RSU (3)					18,095	$341,091

W. Raymond Webb
SAR (1)	48,000		$33.76	12/12/2015
SAR (1)	20,000		$42.71	8/2/2017
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(1)	Represents SAR held by each NEO as of December 31, 2014. The actual number of shares to be issued to an NEO who exercises a SAR will be based on the net exercise value (that is, the market price per share of our stock on the date of exercise, minus the exercise price) times the number of SAR exercised, minus applicable taxes withheld in the form of shares. At December 31, 2014, none of the outstanding SAR held by our NEOs were in-the-money.
(2)	Represents Performance-Based Options granted on November 14, 2014, pursuant to our 2014 Equity Incentive Plan. The Performance-Based Options contain a market condition based on the achievement of a stock price target during the contractual term and vest monthly over a three year period. The vested portion of the options may be exercised only if the 30-trading-day average closing sales price of the Company’s common stock equals or exceeds 125% of the grant date stock price. The stock price contingency may be met any time before the options expire and it only needs to be met once for the Performance-Based Options to remain exercisable for the remainder of the term.
(3)	Represents RSU granted on November 14, 2014, pursuant to our 2014 Equity Incentive Plan. These awards are subject to the NEOs continued employment or service with us. These RSU will vest annually in four equal installments beginning on November 14, 2015, and may also vest earlier in connection with certain terminations of employment. The market value of the RSU reported above is based on $18.85 per share, which was the closing market price of our common stock on December 31, 2014.

Potential Payments upon Termination or Change in Control

The following section describes the payments and benefits that our NEOs may receive in connection with their termination of employment with the Company, or in connection with a change in control of the Company. All of the severance and other payments and benefits described in this section will be paid or provided by the Company. In addition to the amounts presented below, our NEOs may be entitled to the benefits quantified and described above under “Nonqualified Deferred Compensation.” The NEOs may also be entitled to additional severance payments and benefits under our severance benefit plan, which is generally available to all salaried employees and provides for two weeks of base salary for each full year of employment with us upon a termination of employment by us for any reason other than cause.

Please see our “Compensation Discussion and Analysis” for a discussion of how the payments and benefits presented below were determined.

2014 Equity Incentive Plan - Upon a change in control of the Company, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	provide for acceleration of the exercisability, vesting and/or settlement of any outstanding stock award or portion thereof;
•	provide for the assumption, continuation or substitution of an outstanding stock award or portion thereof by a surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof; or
•	provide for any outstanding stock award or portion thereof denominated in shares of common stock to be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined) of common stock subject to such canceled stock award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of common stock in the change in control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such stock award.

Under the 2014 Equity Incentive Plan, a “change in control” is generally the consummation of (i) the acquisition by a person or entity, directly or indirectly, of securities of the Company representing more than 50% of the total

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fair market value or total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, (ii) a transaction or series of related transactions in which the shareholders of the Company immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors, or (iii) a date specified by the plan administrator following approval by the shareholders of a plan of complete liquidation or dissolution of the Company.

As indicated in the Outstanding Equity Awards at Fiscal Year-End table above, the only awards held by our NEOs at the end of 2014 were RSU, Performance-Based Options, and SAR. Using the “in-the-money” value model, the value of the SAR and Performance-Based Options awarded to our NEOs (assuming a change in control of the Company had occurred as of December 31, 2014) would be zero because the exercise price of all SAR and Performance-Based Options granted before December 31, 2014 was greater than $18.85, the closing market price of our common stock on the NASDAQ Global Market on December 31, 2014.

Mr. Hart. Pursuant to the operation of the terms of his employment agreement, as amended in 2014, if our CEO is terminated other than “for cause” or if he resigns for “good reason” or his employment ends due to death or disability, he is entitled to receive a separation package consisting of (i) the greater of (a) his base salary for the remaining term of this employment agreement or (b) two times his base salary at the date of termination; (ii) immediate vesting of all unvested equity interests; (iii) continuation of health care benefits until his death or he accepts health coverage from another employer; and (iv) payment of the pro rata portion of any earned annual incentive award with respect to the year in which his employment is terminated. The amended employment agreement also permits the Company to pay a single lump sum amount of $540,000 in lieu of continued health benefits if the Company determines that the benefits cannot be provided without incurring financial costs or penalties. Additionally, the RSU, Performance-Based Options, and SAR awards held by Mr. Hart will fully vest upon his termination of employment without cause, excluding death or disability, and on a change in control transaction if the buyer does not assume or substitute for all equity awards.

Messrs. M. Webb and Perri. The Company has severance agreements with both Messrs. M. Webb and Perri. These agreements provide that, in the event of involuntary termination of the executive without cause, the executive would receive a lump sum cash payment equal to the sum of (1) twenty-four months of the executive’s base salary then in effect and (2) an amount equal to the executive’s pro-rata share of any annual cash incentive award earned for the year in which involuntary termination occurred.

Mr. R. Webb. Mr. R. Webb is not a party to an employment agreement or severance agreement with us and is only entitled to severance payments and benefits under our generally applicable severance benefit plan. Payments and benefits under this plan generally include two weeks of base salary for each full year of employment with us if we terminate a participant’s employment for any reason other than cause.

Estimated Potential Payments for our NEOs. The following table lists the estimated value of the RSU awarded to Messrs. Hart, M. Webb, Perri and R. Webb assuming a change in control of the Company occurred on December 31, 2014. The amount of severance listed below for Mr. Hart is pursuant to his employment agreement; the amount of severance listed below for Messrs. M. Webb and Perri is pursuant to their severance agreements, and the amount of severance listed below for Mr. R. Webb is post-termination compensation that would be due pursuant to our employee benefit plan. Performance-Based Options and SAR have been excluded as they are out-of-the-money at December 31, 2014.

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Severance Benefits on Termination

Name & Triggering Event	Cash Payments (1)	Cash Payments for Standard Severance	RSU that would Vest		Total
John R. Hart
Termination with cause	$682,662				$682,662
Termination without cause (3)	$7,809,220		$1,346,437		$9,155,657
Change in control			$1,346,437	(2)	$1,346,437
Death / disability	$8,109,220		$1,346,437		$9,455,657

Maxim C. W. Webb
Termination with cause	$181,594				$181,594
Termination without cause	$1,270,722		$448,819		$1,719,541
Change in control			$448,819	(2)	$448,819
Death / disability	$481,594				$481,594

John T. Perri
Termination with cause	$125,529				$125,529
Termination without cause	$953,656		$341,091		$1,294,747
Change in control			$341,091	(2)	$341,091
Death / disability	$425,529				$425,529

W. Raymond Webb
Termination with cause	$72,061				$72,061
Termination without cause	$72,061	$145,212			$217,273
Change in control					$—
Death / disability	$372,061				$372,061

(1)	Cash payments include accrued vacation and personal days, payment of salary as stipulated by agreement, and life insurance in the case of death.
(2)	Assumes that the award is neither assumed or continued by the new controlling owner, nor replaced by a substituted award with respect to the new controlling owner’s stock.
(3)	Also represents payments due upon a change in control and a subsequent termination without cause.

DIRECTOR COMPENSATION

Our non-employee director compensation program provides for the following: (1) the Chair of the Board of Directors receives an annual retainer of $45,000; (2) all non-employee Directors receive an annual retainer of $80,000 cash and $50,000 of RSU, which vest annually from the date of grant; (3) the chairs of the Audit, Compensation, and Corporate Governance and Nominating Committees each receive annual retainers of $20,000, $15,000, and $10,000, respectively; (4) the daily fee for attendance at educational activities or seminars, which has an annual maximum of $5,000; and (5) no annual cost of living increase in board and committee fees.

Pursuant to the Compensation Committee’s recommendation each non-employee director received 2,202 RSU on June 3, 2014. These awards will vest in their entirety on June 3, 2015. The following table sets forth compensation earned during 2014 for each non-employee director who served during 2014.

Director Compensation

Name	Fees Earned Or Paid In Cash	Stock Awards(1)	Total
Kristina M. Leslie	$135,824	$49,985	$185,809
Ronald Langley (2)	$40,000		$40,000
Carlos C. Campbell	$113,516	$49,985	$163,501
Julie H. Sullivan, PhD	$104,119	$49,985	$154,104
Kenneth J. Slepicka	$84,153	$49,985	$134,138
Robert G. Deuster	$81,382	$49,985	$131,367
Michael J. Machado	$81,308	$49,985	$131,293
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(1)	Kristina M. Leslie, Julie H. Sullivan, PhD, Carlos C. Campbell, Robert G. Deuster, Michael J. Machado, and Kenneth J. Slepicka were each granted 2,202 RSU on June 3, 2014. The total value of the stock awards is based on the closing market price of our common stock on the date of grant. The directors held no other outstanding stock or option awards as of the end of the fiscal year, except Mr. Campbell and Mr. Slepicka who each held 5,000 SAR exercisable at $33.76.
(2)	Ronald Langley retired from our Board of Directors effective as of our 2014 Annual Meeting of Shareholders.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Related Persons Transactions

Kenneth J. Slepicka, a Director of our Company, is currently the Chairman, Chief Executive Officer and acting Chief Financial Officer of Synthonics, Inc. (“Synthonics”). In 2010 and 2013, the Audit Committee approved of our Company investing $2.1 million and $110,000 respectively, in shares of Series D Convertible Voting Preferred Stock of Synthonics. In 2014, the Audit Committee approved a $400,000 line of credit to Synthonics that bears interest at 15% per year, due on March 31, 2015. In May 2014, the Audit Committee approved an increase of $50,000 to such line of credit. As of December 31, 2014, $280,000 was outstanding on the line of credit. The outstanding balance of principal and interest were repaid in full during April 2015.

On January 20, 2015, the Company sold two equity securities with a cost basis of $2.3 million to certain deferred compensation Rabbi Trust accounts held by the Company, for the benefit of our CEO John R. Hart for total proceeds of $5 million, which represented the market value of these securities on the date of sale. The equity securities sold by the Company are classified as Level 2 securities under the fair value hierarchy and possess limited liquidity. The sale of these securities to the deferred compensation Rabbi Trust accounts was to allow the Company to hold more liquid investments. The transaction was approved by the Company’s Audit Committee on January 19, 2015.

Procedures for Approval of Related Persons Transactions

To ensure the broadest possible compliance with the NASDAQ Global Market listing standards and Regulation S-K, Item 404, our Audit Committee charter provides that the Audit Committee will review and approve, in accordance with written procedures adopted by the Board of Directors, all transactions between us and persons or entities affiliated with our officers, directors or principal common shareholders.

After reviewing a particular transaction or proposed transaction, management and the Audit Committee will determine if disclosure in our public filings is necessary and appropriate under Item 404.

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Annex B

Supplemental Information Concerning Participants in the Company’s Solicitation of Proxies

The following tables (“Directors” and “Executive Officers and Employees”) list the name and business address of the directors of the Company and the name, present principal occupation and business address of the Company’s executive officers and employees who, under SEC rules, are considered to be participants in the Company’s solicitation of proxies from its shareholders in connection with the Special Meeting (collectively, the “Participants”).

Directors

The principal occupations of the Company’s directors are included in the biographies under the section above titled “Board of Directors–Information Regarding Directors.” The names of each director and nominee are listed below, and the business addresses for all the directors is c/o PICO Holdings, Inc., 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037.

Name
Raymond V. Marino, II
Howard B. Brownstein
Carlos C. Campbell
Andrew F. Cates John R. Hart
Michael J. Machado Daniel B. Silvers
Kenneth J. Slepicka
Eric H. Speron

Executive Officers and Employees

The executive officers and other employees who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations, are listed below. The business address for each person is c/o PICO Holdings, Inc., 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037.

Name	Title
John R. Hart	President, Chief Executive Officer and Director
Maxim C. W. Webb	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
John T. Perri	Vice President, and Chief Accounting Officer

Information Regarding Ownership of Company Securities By Participants

The number of shares of the Company’s common stock common stock beneficially held as of March 1, 2016 by its directors and those executive officers who are Participants appears in the “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” section of this proxy statement. Except as described in this Appendix B or otherwise in this proxy statement, none of the persons listed above in “Directors” and “Executive Officers and Employees” owns any debt or equity security issued by us of record that he or she does not also own beneficially.

Transactions in the Company’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant between March 1, 2014 and March 1, 2016. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and no part of the purchase price or

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market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Raymond V. Marino, II	NONE	NONE	NONE
Howard B. Brownstein	NONE	NONE	NONE
Daniel B. Silvers	NONE	NONE	NONE
Andrew F. Cates	NONE	NONE	NONE
Carlos C. Campbell	06/03/14	2,202	Issuance of Restricted Stock Units
	06/03/15	3,050	Issuance of Restricted Stock Units
John R. Hart	03/07/14	73	Purchase By 401(k) Plan
	03/22/14	75	Purchase By 401(k) Plan
	04/07/14	75	Purchase By 401(k) Plan
	04/22/14	77	Purchase By 401(k) Plan
	05/09/14	86	Purchase By 401(k) Plan
	05/22/14	84	Purchase By 401(k) Plan
	06/06/14	81	Purchase By 401(k) Plan
	06/20/14	83	Purchase By 401(k) Plan
	07/01/14	850	Purchase By 401(k) Plan
	07/07/14	80	Purchase By 401(k) Plan
	07/23/14	65	Purchase By 401(k) Plan
	08/08/14	41	Purchase By 401(k) Plan
	08/22/14	42	Purchase By 401(k) Plan
	09/08/14	44	Purchase By 401(k) Plan
	09/22/14	45	Purchase By 401(k) Plan
	10/08/14	47	Purchase By 401(k) Plan
	10/24/14	45	Purchase By 401(k) Plan
	11/07/14	43	Purchase By 401(k) Plan
	11/14/14	285,714	Issuance of Performance Based Options
	11/14/14	71,429	Issuance of Restricted Stock Units
	11/21/14	(201,888)	Tax witholding of shares on vested RSU stock issuance
	11/24/14	50	Purchase By 401(k) Plan
	12/08/14	55	Purchase By 401(k) Plan
	12/08/14	49,576	Open Market Purchase
	12/09/14	54	Purchase By 401(k) Plan
	01/13/15	110	Purchase By 401(k) Plan
	01/26/15	118	Purchase By 401(k) Plan
	10/13/15	95	Purchase By 401(k) Plan
	10/23/15	89	Purchase By 401(k) Plan
	11/06/15	92	Purchase By 401(k) Plan
	11/19/15	(6,550)	Tax witholding of shares on vested RSU stock issuance

B-2

Name	Transaction Date	# of Shares	Transaction Description
	11/23/15	94	Purchase By 401(k) Plan
	12/08/15	196	Purchase By 401(k) Plan
	01/11/16	214	Purchase By 401(k) Plan
	01/25/16	206	Purchase By 401(k) Plan
	02/08/16	227	Purchase By 401(k) Plan
	02/23/16	250	Purchase By 401(k) Plan
John T. Perri	11/14/14	72,381	Issuance of Performance Based Options
	11/14/14	18,095	Issuance of Restricted Stock Units
	11/21/14	(5,262)	Tax witholding of shares on vested RSU stock issuance
	11/19/15	(1,660)	Tax witholding of shares on vested RSU stock issuance
	11/19/15	(1,000)	Shares sold to satisfy tax obligations on the issuance of stock for vested RSU
Michael J. Machado	06/03/14	2,202	Issuance of Restricted Stock Units
	06/03/15	3,050	Issuance of Restricted Stock Units
Kenneth J. Slepicka	06/03/14	2,202	Issuance of Restricted Stock Units
	06/03/15	3,050	Issuance of Restricted Stock Units
Eric H. Speron	03/27/15	262	Open Market Purchase
	05/13/15	400	Purchase by Investment Retirement Account
	05/20/15	144	Open Market Purchase
	05/21/15	300	Purchase by Investment Retirement Account
	06/23/15	141	Open Market Purchase
	06/25/15	1,400	Purchase by Investment Retirement Account
	06/30/15	242	Open Market Purchase
	07/01/15	965	Open Market Purchase
	07/07/15	169	Open Market Purchase
	07/08/15	735	Open Market Purchase
	07/09/15	300	Open Market Purchase
	07/13/15	217	Open Market Purchase
	07/15/15	800	Open Market Purchase
	07/17/15	3,000	Open Market Purchase
	07/20/15	11,200	Open Market Purchase
	07/21/15	6,400	Purchase by Investment Retirement Account
	07/22/15	232	Open Market Purchase
	07/23/15	2,710	Purchase by Investment Retirement Account
	07/23/15	3,500	Open Market Purchase
	07/28/15	4,500	Open Market Purchase
	08/03/15	233	Open Market Purchase
	08/05/15	2,790	Purchase by Investment Retirement Account
	08/05/15	2,000	Open Market Purchase
	08/06/15	1,350	Purchase by Investment Retirement Account
	08/07/15	1,209	Open Market Purchase
	08/11/15	2,250	Purchase by Investment Retirement Account

B-3

Name	Transaction Date	# of Shares	Transaction Description
	08/12/15	2,400	Purchase by Investment Retirement Account
	08/12/15	7,000	Open Market Purchase
	08/13/15	900	Purchase by Investment Retirement Account
	08/13/15	4,000	Open Market Purchase
	08/17/15	2,650	Open Market Purchase
	08/25/15	1,000	Open Market Purchase
	09/08/15	196	Open Market Purchase
	09/17/15	249	Open Market Purchase
	09/21/15	190	Purchase by Investment Retirement Account
	10/02/15	244	Open Market Purchase
	10/05/15	1,500	Open Market Purchase
	10/08/15	0	Open Market Purchase
	11/19/15	(1,150)	Open Market Sale
	12/30/15	(2,700)	Open Market Sale
	12/31/15	(3,738)	Open Market Sale
Maxim C. W. Webb	11/14/14	95,238	Issuance of Performance Based Options
	11/14/14	23,810	Issuance of Restricted Stock Units
	11/21/14	(15,032)	Tax witholding of shares on vested RSU stock issuance
	11/19/15	(2,184)	Tax witholding of shares on vested RSU stock issuance
	11/19/15	(1,000)	Shares sold to satisfy tax obligations on the issuance of stock for the vested RSU’s
B-4

Miscellaneous Information Regarding Participants

Except as described in the proxy statement or this Appendix B, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix B or the proxy statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix B or the proxy statement, neither we nor any of the “participants” have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting. In addition, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in Appendix B or this proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

B-5

IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM
SENT TO YOU BY LEDER

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

▼TO VOTE BY PROXY BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED▼

The Board of Directors of PICO Holdings, Inc. recommends voting AGAINST Leder’s Proposal 1.

1.	Amend the Bylaws to allow shareholders to elect directors at a special meeting without Board authorization	Against ☐	For ☐	Abstain ☐

The Board of Directors of PICO, Inc. recommends voting AGAINST Leder’s Proposal 2.

2.	Removal of the following PICO Directors:
01) Carlos C. Campbell 02) John R. Hart 03) Michael J. Machado	AGAINST REMOVAL of All	AGAINST REMOVAL of All Except	FOR REMOVAL of All
04) Kenneth J. Slepicka	☐	☐	☐

INSTRUCTIONS:

If you wish to vote for the removal of any of the directors named above, mark “Against Removal of All Except” and write on the line below the name(s) of the director(s) whom you wish to vote to remove.

The Board of Directors of PICO, Inc. recommends voting AGAINST Leder’s Proposal 3.

3.	Request that the PICO Board Elect Leder’s Nominees to Serve as Directors for PICO:	Against ☐	For ☐	Abstain ☐

Date:

Signature

Signature (if held jointly)

Title(s)

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

PRELIMINARY PROXY CARD,
SUBJECT TO COMPLETION DATED MARCH 18, 2016

PICO Holdings, Inc.
Special Meeting of Shareholders
May 10, 2016
This Proxy is solicited by the Board of Directors

By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or internet, and appoint Maxim C.W. Webb and John T. Perri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of PICO Holdings, Inc., a California corporation (the “Company”), that you are entitled to vote at the Special Meeting of Shareholders to be held on May 10, 2016, at [•], and any adjournment, postponement, continuation or rescheduling thereof. The undersigned acknowledges receipt of the Notice of the Special Meeting and proxy statement dated [•], 2016.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Special Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

This proxy, when properly executed, will be voted in the manner directed herein. Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors’ recommendations. Unless a contrary direction is indicated, this proxy will be voted “AGAINST” Proposal 1, “AGAINST” the removal of all directors listed in Proposal 2, and “AGAINST” Proposal 3.

Continued and to be signed on reverse side